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                                                                   EXHIBIT 10.11


               STANDARD INDUSTRIAL/COMMERCIAL SINGLE TENANT LEASE

1.    BASIC PROVISIONS ("BASIC PROVISIONS")

      1.1 PARTIES: This Lease ("Lease"), dated for reference purposes only July 31, 1998, is made by and between Clint S. Carter and Esther Carter Family Trust ("Lessor") and IntraBiotics Pharmaceuticals, Inc, a Delaware Corporation ("Lessee"), (collectively the "Parties," or individually a "Party").

      1.2 PREMISES: That certain real property, including all improvements therein or to be provided by Lessor under the terms of this Lease, as such improvements to be provided by Lessor are set forth in Paragraph 7.1(a) hereof and Section 8 of Exhibit B hereto, and commonly known as 1255 Terra Bella Avenue, Mountain View located in the County of Santa Clara, State of California, and generally described as an approximately 18,000 square foot R&D/Office Building ("Premises"). (See also Paragraph 2.)

      1.3 TERM: Five (5) years and ten and one-half (10.5) months ("Original Term") commencing September 1, 1998 ("Commencement Date") and ending July 14, 2004 ("Expiration Date"). (See also Paragraph 3.)

      1.4 EARLY POSSESSION: N/A ("Early Possession Date"). (See also Paragraphs 3.2 and 3.3).

      1.5   BASE RENT: $35,100.00 per month ("Base Rent"), payable on the first
(lst) day of each month commencing September 1, 1998. (See also Section 1 of the Addendum hereto).

/X/   If this box is checked, there are provisions in this Lease for the Base
Rent to be adjusted.

      1.6 BASE RENT PAID UPON EXECUTION: $35,100.00 as Base Rent for the period September 1, 1998 - August 31, 1999.

      1.7 SECURITY DEPOSIT: $41,040.00 in cash plus an additional $175,500 which shall be either in cash or an irrevocable letter of credit in the form of Exhibit E attached hereto, at Lessee's sole option (collectively, "Security Deposit"). (See also Paragraph 5.)

      1.8 AGREED USE: General office and R&D use and light manufacturing subject to the limitations set forth in Paragraph No. 6. (See also Paragraph 6.)

      1.9 INSURING PARTY: Lessor is the "Insuring Party" unless otherwise stated herein. (See also Paragraph 8.)

      1.10  REAL ESTATE BROKER: (See also Paragraph 15.)

            (a) REPRESENTATION: The following real estate brokers (collectively, the "Brokers") and brokerage relationships exist in this transaction (check applicable boxes):

/X/   Colliers Parrish International, Inc. represents Lessor exclusively
("LESSOR'S BROKER");


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/X/   BT Commercial and Vertex Real Estate Group represent Lessee exclusively
("LESSEE'S BROKER"); or

/ /   _______________________________ represents both Lessor and Lessee ("DUAL
AGENCY").

            (b) PAYMENT TO BROKERS: Upon execution and delivery of this Lease by both Parties, Lessor shall pay to the Broker the fee agreed to in their separate written agreement.

      1.11 ADDENDA AND EXHIBITS: Attached hereto is an Addendum or Addenda consisting of Sections 1 through 8 Exhibits A (Site Plan); B (Interior Improvements); C (Lessor's Remedies),-D (Final Plans and Specifications) and E (Letter of Credit), all of which constitute a part of this Lease.

2.    PREMISES.

      2.1 LETTING. Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the Premises, for the term, at the rental, and upon all of the terms, covenants and conditions set forth in this Lease. Unless otherwise provided herein, any statement of size set forth in this Lease, or that may have been used in calculating rental, is an approximation which the Parties agree is reasonable and the rental based thereon is not subject to revision whether or not the actual size is more or less.

      2.2 CONDITION. Lessor shall deliver the Premises to Lessee broom clean and free of debris on the Commencement Date or the Early Possession Date, whichever first occurs ("Start Date"), and, so long as the required service contracts described in Paragraph 7.1(b) below are obtained by Lessee within thirty (30) days following the Start Date, represents to Lessee, to the best of its knowledge, that the existing electrical, plumbing, fire sprinkler, lighting, heating, ventilating and air conditioning systems ("HVAC"), loading doors, windows and doors, if any, and all other such elements in the Premises, other than those constructed by Lessee, shall be in good operating condition on said date and that the structural elements of the roof and the roof membrane, bearing walls and foundation of any buildings on the Premises (the "Building") shall be free of material defects and in good condition and repair. If a non-compliance with said representation exists as of the Start Date, Lessor shall, as Lessor's sole obligation with respect to such matter, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, rectify same at Lessor's expense. If, after Start Date, Lessee does not give Lessor written notice of any non-compliance with this warranty within: a. one year as to the surface of the roof and the structural portions of the roof, foundations and bearing walls, b. six (6) months as to the HVAC systems, c. sixty (60) days as to the remaining systems and other elements of the Building, correction of such non-compliance shall be the obligation of Lessee at Lessee's sole cost and expense.

      2.3 COMPLIANCE. Lessor represents that, to the best of its knowledge, the improvements on the Premises comply with all applicable laws, covenants or restrictions of record, building codes, regulations and ordinances ("Applicable Requirements") in effect on the Start Date. If and to the extent the improvements on the Premises are not in such compliance and


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Lessee so notifies Lessor prior to Lessee's taking occupancy of the Premises,
Lessor shall render them compliant at Lessor's sole cost and expense upon completion of the initial tenant improvements. Said representation does not apply to the use to which Lessee will put the Premises or to any Alterations or Utility Installations (as defined in Paragraph 7.3(a)) made or to be made by Lessee. If the Applicable Requirements are hereafter changed (as opposed to being in existence at the Start Date, which is addressed in Paragraph 6.2(e) below) so as to require during the teem of this Lease the construction of an addition to or an alteration of the Building, the remediation of any Hazardous Substance, or the reinforcement or other physical modification of the Building ("Capital Expenditure"), Lessor and Lessee shall allocate the costs of such work as follows:

            (a) Subject to Paragraph 2.3(c) below, if such Capital Expenditures are required as a result of the specific and unique use of the Premises by Lessee as compared with uses by tenants in general, Lessee shall be fully responsible for the cost thereof, provided, however that if such Capital Expenditure is required during the last year of this Lease and the cost thereof exceeds six (6) months' Base Rent, Lessee may instead terminate this Lease. If Lessee elects termination, Lessee shall immediately cease the use of the Premises which requires such Capital Expenditure and deliver to Lessor written notice specifying a termination date at least ninety (90) days thereafter. Such termination date shall, however, in no event be earlier than the last day that Lessee could legally utilize the Premises without commencing such Capital Expenditure.

            (b) If such Capital Expenditure is not the result of the specific and unique use of the Premises by Lessee (such as, governmentally mandated seismic modifications), then Lessor and Lessee shall allocate the obligation to pay `for such costs pursuant to the provisions of Paragraph 7.1(c); provided, however, that if such Capital Expenditure is required during the last year of this Lease or if Lessor reasonably determines that it is not economically feasible to pay its share thereof, Lessor shall have the option to terminate this Lease upon one hundred twenty (120) days prior written notice to Lessee unless Lessee notifies Lessor, in writing, within ten (10) days after receipt of Lessor's termination notice that Lessee will pay for such Capital Expenditure. If Lessor does not elect to terminate, and fails to tender its share of any such Capital Expenditure, Lessee may advance such funds and deduct same, with interest, from Rent until Lessor's share of such costs have been fully paid. If Lessee is unable to finance Lessor's share, or if the balance of the Rent due and payable for the remainder of this Lease is not sufficient to fully reimburse Lessee on an offset basis, Lessee shall have the right to terminate this Lease upon thirty (30) days written notice to Lessor.

            (c) Notwithstanding the above, the provisions concerning Capital Expenditures are intended to apply only to non-voluntary, unexpected, and new Applicable Requirements. If the Capital Expenditures are instead triggered by Lessee as a result of an actual or proposed change in use, change in intensity of use, or modification to the Premises then, and in that event, Lessee shall be fully responsible for the cost thereof, and Lessee shall not have any right to terminate this Lease.


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      2.4   ACKNOWLEDGEMENTS. Lessee acknowledges that:

            (a) it has been advised by Lessor and/or Brokers to satisfy itself with respect to the condition of the Premises (including but not limited to the electrical, HVAC and the fire sprinkler systems, security, environmental aspects, and compliance with Applicable Requirements), and their suitability for Lessee's intended use, (b) Lessee has made such investigation as it deems necessary with reference to such matters and assumes all responsibility therefor as the same relate to its occupancy of the Premises, and (c) neither Lessor, Lessor's agents, nor any Broker has made any oral or written representations or warranties with respect to said matters other than as set forth in this Lease. In addition, Lessor acknowledges that: (a) Broker has made no representations, promises or warranties concerning Lessee's ability to honor the Lease or suitability to occupy the Premises, and (b) it is Lessor's sole responsibility to investigate the financial capability and/or suitability of all proposed tenants.

      2.5   LESSEE AS PRIOR OWNER/OCCUPANT. Intentionally deleted.

3.    TERM.

      3.1 TERM. The Commencement Date, Expiration Date and Original Term of this Lease are as specified in Paragraph 1.3.

      3.2 EARLY POSSESSION. If Lessee totally or partially occupies the Premises prior to the Commencement Date, the obligation to pay Base Rent shall be abated for the period of such early possession. All other terms of this Lease (including but not limited to the obligation to pay Real Property Taxes and insurance premiums and to maintain the Premises) shall, however, be in effect during such period. Any such early possession shall not affect the Expiration Date.

      3.3 DELAY IN POSSESSION. Lessor agrees to use its best commercially reasonable efforts to deliver possession of the Premises to Lessee by the Commencement Date. As used herein, the phrase "deliver possession" shall mean and refer to the delivery of the building shell of the Premises as it exists as of the date of execution hereof. If, despite said efforts, Lessor is unable to deliver possession as agreed, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease. Lessee shall not, however, be obligated to pay Rent or perform its other obligations until it receives possession of the Premises. If possession is not delivered within thirty (30) days after the Commencement Date, Lessee may, at its option, by notice in writing within ten (10) days after the end of such thirty (30) day period, cancel this Lease, in which event the Parties shall be discharged from all further obligations hereunder, and Lessor shall refund Lessee's deposits hereunder. If such written notice is not received by Lessor within said ten (10) day period. Lessee's right to cancel shall terminate. Except as otherwise provided, if possession is not tendered to Lessee by the Start Date and Lessee does not terminate this Lease, as aforesaid, any period of rent abatement that Lessee would otherwise have enjoyed shall run from the date of delivery of possession and continue for a period equal to what Lessee would otherwise have enjoyed under the terms hereof, but minus any days of delay caused by the acts or omissions of Lessee. If possession of the Premises is not delivered within four (4) months after the Commencement Date, this Lease shall terminate unless other agreements are reached between Lessor and Lessee, in writing.


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      3.4   LESSEE COMPLIANCE. Lessor shall not be required to tender possession of the Premises to Lessee until Lessee complies with its obligation to provide evidence of insurance (Paragraph 8.5). Pending delivery of such evidence, Lessee shall be required to perform all of its obligations under this Lessee, from and after the Start Date, including the payment of Rent, notwithstanding Lessor's election to withhold possession pending receipt of such evidence of insurance.

4.    RENT.

      4.1 RENT DEFINED. All monetary obligations of Lessee payable to Lessor under the terms of this Lease (except for the Security Deposit) are deemed to be rent ("Rent").

      4.2 PAYMENT. Lessee shall cause payment of Rent to be received by Lessor in lawful money of the United States, without offset or deduction (except as specifically permitted in this Lease), on or before the day on which it is due. Rent for any period during the term hereof which is for less than one (1) full calendar month shall be prorated based upon the actual number of days of said month. Payment of Rent shall be made to Lessor at its address stated herein or to such other persons or place as Lessor may from time to time designate in writing. Acceptance of a payment which is less than the amount then due shall not be a waiver of Lessor's rights to the balance of such Rent, regardless of Lessor's endorsement of any check so stating.

5. SECURITY DEPOSIT. Lessee shall deposit with Lessor upon execution hereof the Security Deposit as security for Lessee's faithful performance of its obligations under this Lease. If lessee fails to pay Rent, or otherwise Defaults under this Lease, Lessor may use, apply or retain that portion of said Security Deposit necessary for the payment of any amount due Lessor or to reimburse or compensate Lessor for any liability, expense, loss or damage which Lessor may suffer or incur by reason thereof. If Lessor uses or applies all or any portion of said Security Deposit, Lessee shall within ten (10) days after written request therefor deposit monies with Lessor sufficient to restore said Security Deposit to the full amount required by this Lease. Should the Agreed Use be amended to accommodate a material change in the business of Lessee or to accommodate a sublessee or assignee, Lessor shall have the right to increase the Security Deposit to the extent necessary, in Lessor's reasonable judgment, to account for any increased wear and tear that the Premises may suffer as a result thereof. If a change in control of Lessee occurs during this Lease and following such change the financial condition of Lessee is, in Lessor's reasonable judgment, significantly reduced, Lessee shall deposit such additional monies with Lessor as shall be sufficient to cause the Security Deposit to be at a commercially reasonable level based on said change in financial condition. Lessor shall not be required to keep the Security Deposit separate from its general accounts. Within fourteen (14) days after the expiration or termination of this Lease, if Lessor elects to apply the Security Deposit only to unpaid Rent, and otherwise within thirty (30) days after the Premises have been vacated pursuant to Paragraph 7.4(c) below, Lessor shall return that portion of the Security Deposit not used or applied by Lessor. No part of the Security Deposit shall be considered to be held in trust, to bear interest or to be prepayment for any monies to be paid by Lessee under this Lease.


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6.    USE.

      6.1 USE. Lessee shall use and occupy the Premises only for the Agreed Use, or any other legal use which is reasonably comparable thereto, and for no other purpose. Lessee shall not use or permit the use of the Premises in a manner that is unlawful, creates damage, waste, or a nuisance, or that disturbs owners and/or occupants of, or causes damage to neighboring properties. Lessor shall not unreasonably withhold or delay its consent to any written request for a modification of the Agreed Use, so long as the same will not impair the structural integrity of the improvements on the Premises or the mechanical or electrical systems therein, is not significantly more burdensome to the Premises. If Lessor elects to withhold consent, Lessor shall within five (5) business days after such request give written notification of same, which notice shall include an explanation of Lessor's objections to the change in use.

      6.2   HAZARDOUS SUBSTANCES. Intentionally omitted.

7.    MAINTENANCE; REPAIRS, UTILITY INSTALLATIONS; TRADE FIXTURES AND
ALTERATIONS.

      7.1   LESSEE'S OBLIGATIONS.

            (a) IN GENERAL. Subject to the provisions of Paragraph 2.2 (Condition), 2.3 (Compliance), 6.3 (Lessor's Compliance with Applicable Requirements), 7.2 (Lessor's Obligations), 9 (Damage or Destruction), and 14 (Condemnation), Lessee shall, at Lessee's sole expense, keep the Premises, Utility Installations, and Alterations in good order, condition and repair excluding ordinary wear and tear (whether or not the portion of the Premises requiring repairs, or the means of repairing the same, are reasonably or readily accessible to Lessee, and whether or not the need for such repairs occurs as a result of Lessee's use, any prior use, the elements or the age of such portion of the Premises), including, but not limited to, all equipment or facilities, such as plumbing, heating, ventilating, air-conditioning, electrical, lighting facilities, boilers, pressure vessels, fire protection system, fixtures, walls (interior and exterior), foundations, ceilings, roofs, floors, windows, doors, plate glass, skylights, landscaping, driveways, parking lots, fences, retaining walls, signs, sidewalks and parkways located in, on, or adjacent to the Premises. Lessee, in keeping the Premises in good order, condition and repair, shall exercise and perform good maintenance practices, specifically including the procurement and maintenance of the service contracts required by Paragraph 7.1(b) below. Subject to the provisions of Paragraph 7.1(c), Lessee's obligations shall include restorations, replacements or renewals when necessary to keep the Premises and all improvements thereon or a part thereof in good order, condition and state of repair. Lessee shall, during the term of this Lease, keep the exterior appearance of the Building in a good condition consistent with the exterior appearance of other similar facilities of comparable age and size in the vicinity, including, when necessary the exterior repairing of the Building. Notwithstanding the foregoing, Lessor shall, prior to the Start Date, install a new roofing structure and membrane, and Lessor shall be responsible for prompt and diligent enforcement of any warranty in connection therewith, which warranty will cover the period stipulated by the roofing vendor but in no event less than one (1) year. Notwithstanding any contrary provision of this Lease, Lessee shall not be responsible for the performance or cost of repair (i) to the extent Lessor has a right of reimbursement from others (including insurers as provided for in Lessor's property insurance policies),
(ii) of damage caused by the gross negligence or intentional misconduct of Lessor or Lessor's agents,


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employees, officers, directors or stockholders, or (iii) of the structural portions of the Premises, which shall be limited to the foundation, floor slabs, exterior walls (excluding glass, for which Lessee shall be responsible), and roof structure (unless caused by acts or omissions of Lessee or its agents, employees or contractors).

            (b) SERVICE CONTRACTS. Lessee shall, at Lessee's sole expense, procure and maintain contracts, with copies to Lessor, in customary form and substance for, and with contractors specializing and experienced in the maintenance of the following equipment and improvements, if any, if and when installed on the Premises: (i) HVAC equipment, (ii) fire extinguishing systems, including fire alarm and/or smoke detection, (iii) landscaping and irrigation systems, (iv) roof covering and drains, and (v) driveways and parking lots.

            (c) REPLACEMENT. Subject to Lessee's indemnification of Lessor as set forth in Paragraph 8.7 below, and without relieving Lessee of liability resulting from Lessee's failure to exercise and perform good maintenance practices, if any improvements or equipment, the cost of which to make or replace would constitute a capital cost under generally accepted accounting principles (a "Capital Item") cannot be repaired other than at a cost which is in excess of fifty percent (50%) of the cost of replacing such Capital Items, then such Capital Items shall be replaced by Lessor, and the cost thereof shall be prorated between the Parties and Lessee shall only be obligated to pay, each month during the remainder of the term of this Lease, on the date on which Base Rent is due, an amount equal to the product of multiplying the cost of such replacement by a fraction, the numerator of which is one, and the denominator of which is the number of months of the useful life of such replacement as such useful life is specified pursuant to Federal Income tax regulations or guidelines for depreciation thereof (including, interest on the unamortized balance as is then. commercially reasonable in the judgment of Lessor's accountants), with Lessee reserving the right to prepay its obligation at any time.

      7.2 LESSOR'S OBLIGATIONS. Subject to the provisions of Paragraphs 2.2 (Condition), 2.3 (Compliance), 7.1(a) (Lessor's Obligations in General), 9 (Damage or Destruction) and 14 (Condemnation), it is intended by the Parties hereto that Lessor have no obligation, in any manner whatsoever, to repair and maintain the Premises, or the equipment therein, all of which obligations are intended to be that of the Lessee except as expressly set forth herein. It is the intention of the Parties that the terms of this Lease govern the respective obligations of the Parties as to maintenance and repair of the Premises, and they expressly waive the benefit of any statute now or hereafter in effect to the extent it is inconsistent with the terms of this lease.

      7.3   UTILITY INSTALLATIONS; TRADE FIXTURES; ALTERATIONS.

            (a) DEFINITIONS; CONSENT REQUIRED. The term "Utility Installations" refers to all floor and window coverings, air lines, power panels, electrical distribution, fire protection systems, communication cabling, lighting fixtures, HVAC equipment, plumbing, and fencing in or on the Premises. The term "Trade Fixtures" shall mean Lessee's machinery and equipment that can be removed, without doing material damage to the Premises. The term "Alterations" shall mean any modification of the improvements, other than Utility Installations or Trade Fixtures, whether by addition or deletion. "Lessee Owned Alterations and/or Utility Installations" are defined as Alterations and/or Utility Installations made by Lessee that are not yet owned by Lessor pursuant to Paragraph 7.4(a). Lessee shall not make any Alterations or


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Utility Installations in, on or about the Premises without Lessor's prior written consent. Lessee may, however, make non-structural Utility Installations to the interior of the Premises (excluding the roof) without such consent but upon notice to Lessor, as long as they are not visible from the outside, do not involve puncturing, relocating or removing the roof or any existing structural walls, and the cumulative cost thereof during this Lease as extended does not exceed Twenty-Six Thousand Dollars ($26,000) for any one project.

            (b) CONSENT. Any Alterations or Utility Installations that Lessee shall desire to make and which require the consent of the Lessor shall be presented to Lessor in written form with detailed plans. Consent shall be deemed conditioned upon Lessee's: (i) acquiring all applicable governmental permits,
(ii) furnishing Lessor with copies of both the permits and the plans and specifications prior to commencement of the work and (iii) compliance with all conditions of said permits and other Applicable Requirements in a prompt and expeditious manner. Any Alterations or Utility Installations shall be performed in a workmanlike manner with good and sufficient materials. Lessee shall promptly upon completion furnish Lessor with as-built plans and specifications if such have been prepared in connection with the Alteration or Utility Installation. For work which costs an amount equal to more than $50,000.00, Lessor may condition its consent upon Lessee providing a lien and completion bond in an amount equal to one and one-half times the estimated cost of such Alteration or Utility Installation. Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use in, on or about the Premises, which claims are or may be secured by any mechanics' or materialmens' liens against the Premises or any interest therein. If a mechanics' or materialmen's lien is filed against the Premises, Lessee shall be required immediately to remove the lien from title. Failure so to do shall be a material default under this Lease.

            (c) INDEMNIFICATION. Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use on the Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Premises or any interest therein. Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any material work in, on or about the Premises, and Lessor shall have the right to post notices of non-responsibility. As used herein, the reference to ,,material work" shall mean and refer to work that costs more than Ten Thousand Dollars ($10,000.00). If Lessee shall contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend and protect itself, Lessor and the Premises against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof. If Lessor shall require, Lessee shall furnish a surety bond in an amount equal to one and one-half times the amount of such contested lien, claim or demand, indemnifying Lessor against liability for the same. If Lessor elects to participate in any such action, Lessee shall pay Lessor's attorneys' fees and costs.

      7.4   OWNERSHIP; REMOVAL; SURRENDER; AND RESTORATION.

            (a) Lessee shall not, without Lessor's prior written consent, make any roof penetrations. Lessor shall have the right and sole discretion to approve the location and form of any roof penetrations. Lessor may require at the time Lessor consents to the installation of an Alteration of Utility Installation (if consent is required) or upon expiration or earlier termination of this Lease (if consent is not required) that Lessee remove any or all of said Alterations or


                                    PAGE 8.
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Utility Installations (but not the Interior Improvements constructed in accordance with Exhibit B) at the expiration of the Term, and restore the Premises to their prior condition. Should Lessee make any Alterations or Utility Installations without the prior written approval of Lessor, Lessor may required that Lessee immediately remove all or any of the same and restore the Premises to their prior condition. The immediately preceding two sentences shall survive the expiration or earlier termination of this Lease.

            (b)   Intentionally Omitted.

            (c)   Intentionally Omitted.

            (d) Unless Lessor requires their removal, as set forth in Paragraph 7.3(a), all Alterations and Utility Installations (whether or not such Utility Installations constitute trade fixtures of Lessee) that may be made or placed on the Premises shall become the property of Lessor upon termination of this Lease and remain upon and be surrendered with the Premises at the expiration of the Term. Notwithstanding the provisions of this Paragraph 7.4(d), Lessee's machinery and equipment, other than that which is affixed to the Premises so that it cannot be removed without material damage to the Premises, shall remain the property of Lessee and may be removed by Lessee subject to the provisions of Paragraph 7.4(e).

            (e) SURRENDER/RESTORATION. Lessee shall surrender the Premises by the Expiration Date or any earlier termination date, with all of the improvements, parts and surfaces thereof broom clean and free of debris, and in good operating order, condition and state of repair, ordinary wear and tear excepted. "Ordinary wear and tear" shall not include any damage or deterioration that would have been prevented by good maintenance practice. Lessee shall repair any damage occasioned by the installation, maintenance or removal of Trade Fixtures, Lessee Owned Alterations and/or Utility Installations, furnishings, and equipment as well as the removal of any storage tank installed by or for Lessee, and the removal, replacement, or remediation of any soil, material or groundwater contaminated by Lessee. Trade Fixtures shall remain the property of Lessee and shall be removed by Lessee. The failure by Lessee to timely vacate the Premises pursuant to this Paragraph 7.4(c) without the express written consent of Lessor shall constitute a holdover under the provisions of Paragraph 26 below.

8.    INSURANCE; INDEMNITY.

      8.1 PAYMENT FOR INSURANCE. Lessee shall pay for all insurance required under Paragraphs 8.2(a) and 8.2(b) except to the extent of the cost attributable to liability insurance carried by Lessor under Paragraph 8.2(b) in excess of $2,000,000 per occurrence. Premiums for policy periods commencing prior to or extending beyond the Lease term shall be prorated to correspond to the Lease term. Payment shall be made by Lessee to Lessor within ten (10) days following receipt of an invoice.

      8.2   LIABILITY INSURANCE.

            (a) CARRIED BY LESSEE. Lessee shall obtain and keep in force a Commercial General Liability Policy of Insurance protecting Lessee and Lessor against claims for bodily injury, personal injury and property damage based upon or arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance


                                    PAGE 9.
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shall be on an claims made basis providing single limited coverage in an amount not less than $2,000,000 per occurrence with an "Additional Insured-Managers or Lessors of Premises Endorsement" and contain the "Amendment of the Pollution Exclusion Endorsement" for damage caused by heat, smoke or fumes from a hostile fire. The Policy shall not contain any intra-insured exclusions as between insured persons or organizations, but shall include coverage for liability assumed under this Lease as an "insured contract" for the performance of Lessee's indemnity obligations under this Lease. The limits of said insurance shall not, however, limit the liability of Lessee nor relieve Lessee of any obligation hereunder. All insurance carried by Lessee shall be primary to and not contributory with any similar insurance carried by Lessor, whose insurance shall be considered excess insurance only.

            (b) CARRIED BY LESSOR. Lessor shall maintain liability insurance as described in Paragraph 8.2(a), in addition to, and not in lieu of, the insurance required to be maintained by Lessee. Lessee shall not be named as an additional insured therein.

      8.3   PROPERTY INSURANCE - BUILDING, IMPROVEMENTS AND RENTAL VALUE.

            (a) BUILDING AND IMPROVEMENTS. The Insuring Party shall obtain and keep in force a policy or policies in the name of Lessor, with loss payable to Lessor, any ground lessor, and to any Lender(s) insuring loss or damage to the Premises. The amount of such insurance shall be equal to the full replacement cost of the Premises, as the same shall exist from time to time, or the amount required by any Lenders, but in no event more than the commercially reasonable and available insurable value thereof. If Lessor is the Insuring Party, however, Lessee Owned Alterations and Utility Installations, Trade Fixtures, and Lessee's personal property shall be insured by Lessee under Paragraph 8.4 rather than by Lessor. If the coverage is available and commercially appropriate, such policy or policies shall insure against all risks of direct physical loss or damage (except the perils of flood and/or earthquake unless ), including coverage for debris removal and the enforcement of any Applicable Requirements requiring the upgrading, demolition, reconstruction or replacement of any portion of the Premises as the result of a covered loss. Said policy or policies shall also contain an agreed valuation provision in lieu of an coinsurance clause, waiver of subrogation, and inflation guard protection causing an increase in the annual property insurance coverage amount by a factor of not less than the adjusted U.S. Department of Labor Consumer Price Index for All Urban Consumers for the city nearest to where the Premises are located. If such insurance coverage has a deductible clause, the deductible amount shall not exceed $1,000 per occurrence, and Lessee shall be liable for such deductible amount in the event of an Insured Loss. At Lessor's election, such insurance shall include earthquake insurance. Any deductible payable in connection with any earthquake insurance shall be paid for by Lessee.

            (b)   RENTAL VALUE. Intentionally omitted.

            (c)   ADJACENT PREMISES. Intentionally omitted.

      8.4   LESSEE'S PROPERTY/BUSINESS INTERRUPTION INSURANCE.

            (a) PROPERTY DAMAGE. Lessee shall obtain and maintain insurance coverage on all of Lessee's personal property, Trade Fixtures, and Lessee Owned Alterations and Utility


                                    PAGE 10.

Installations in the Premises. Such insurance shall be full replacement cost coverage with a deductible of not to exceed Ten Thousand Dollars ($10,000.00) per occurrence. The proceeds from any such insurance shall be used by Lessee for the replacement of personal property, Trade Fixtures and Lessee Owned Alterations and Utility Installations. Lessee shall provide Lessor with written evidence that such insurance is in force.

            (b) BUSINESS INTERRUPTION. Lessee shall obtain and maintain loss of income and extra expense insurance in amounts as will reimburse Lessee for direct or indirect loss of earnings attributable to all perils commonly insured against by prudent lessees in the business of Lessee or attributable to prevention of access to the Premises as a result of such perils.

            (c) NO REPRESENTATION OF ADEQUATE COVERAGE. Lessor makes no representation that the limits or forms of coverage of insurance specified herein are adequate to cover Lessee's property, business operations or obligations under this Lease.

      8.5 INSURANCE POLICIES. Insurance required herein shall be by companies duly licensed or admitted to transact business in the state where the Premises are located, and maintaining during the policy term a "General Policyholders Rating" of at least B+, V, as set forth in the most current issue of "Best's Insurance Guide," or such other rating as may be or as otherwise approved by Lessor in the exercise of its reasonable discretion. Lessee shall not do or permit to be done anything which invalidates the required insurance policies. Lessee shall, prior to the Start Date, deliver to Lessor certified copies of policies of such insurance or certificates evidencing the existence and amounts of the required insurance. No such policy shall be cancellable except after thirty (30) days prior written notice to Lessor. Lessee shall, at least thirty
(30) days prior to the expiration of such policies, furnish Lessor with evidence of renewals or "insurance binders" evidencing renewal thereof, or Lessor may order such insurance and charge the cost thereof to Lessee, which amount shall be payable by Lessee to Lessor upon demand. Such policies shall be for a term of at least one year, or the length of the remaining term of this Lease, whichever is less. If either Party shall fail to procure and maintain the insurance required to be carried by it, the other Party may, but shall not be required to, procure and maintain the same.

      8.6 WAIVER OF SUBROGATION. Without affecting any other rights or remedies, Lessee and Lessor each hereby release and relieve the other, and waive their entire right to recover damages against the other, for loss of or damage to its property arising out of or incident to the perils required to be insured against herein. The effect of such releases and waivers is not limited by the amount of insurance carried or required, or by any deductibles applicable hereto. The Parties agree to have their respective property damage insurance carriers waive any right to subrogation that such companies may have against Lessor or Lessee, as the case may be, so long as the insurance is not invalidated thereby.

      8.7   INDEMNITY. Intentionally omitted.

      8.8 EXEMPTION OF LESSOR FROM LIABILITY. Lessor shall not be liable for injury or damage to the person or goods, wares, merchandise or other property of Lessee, Lessee's employees, contractors, invitees, customers, or any other person in or about the Premises, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or


                                    PAGE 11.

rain, or from the breakage, leakage, obstruction or other defects or pipes, fire sprinklers, wires, appliances, plumbing, HVAC or lighting fixtures, or from any other cause, whether the said injury or damage results from conditions arising upon the Premises or upon other portions of the Building of which the Premises arc a part, or from other sources or places; provided, however, that this provision shall in no event exempt Lessor from liability for its own gross negligence, intentional misconduct or breach of this Lease. Lessor shall not be liable for any damages arising from any act or neglect of any other tenant of Lessor. Notwithstanding Lessor's negligence or breach of this Lease, Lessor shall under no circumstances be liable for injury to Lessee's business or for any loss of income or profit therefrom.

9.    DAMAGE OR DESTRUCTION.

      9.1   DEFINITIONS.

            (a) "PREMISES PARTIAL DAMAGE" shall mean damage or destruction to the improvements on the Premises, other than Lessee Owned Alterations and Utility Installations, which can reasonably be repaired in six (6) months or less from the date of the damage or destruction. Lessor shall notify Lessee in writing within thirty (30) days from the date of the damage or destruction as to whether or not the damage is Partial or Total.

            (b) "PREMISES TOTAL DESTRUCTION" shall mean damage or destruction to the Premises, other than Lessee Owned Alterations and Utility installations and Trade Fixtures, which cannot reasonably be repaired in six (6} months or less from the date of the damage or destruction. Lessor shall notify Lessee in writing within thirty {30) days from the date of the damage or destruction as to whether or not the damage is Partial or Total.

            (c) "INSURED LOSS" shall mean damage or destruction to improvements on the Premises, other than Lessee Owned Alterations and Utility Installations and Trade Fixtures, which was caused by an event required to be covered by the insurance described in Paragraph 8.3(a), irrespective of any deductible amounts or coverage limits involved.

            (d) "REPLACEMENT COST" shall mean the cost to repair or rebuild the improvements owned by Lessor at the time of the occurrence to their condition existing immediately prior thereto, including demolition, debris removal and upgrading required by the operation of Applicable Requirements, and without deduction for depreciation.

            (e)   Intentionally omitted.

      9.2 PARTIAL DAMAGE - INSURED LOSS. If a Premises Partial Damage that is an insured Loss occurs, then Lessor shall, at Lessor's expense, repair such damage (but not Lessee's Trade Fixtures or Lessee Owned Alterations and Utility Installations) as soon as reasonably possible and this Lease shall continue in full force and effect; provided, however, that Lessee shall, at Lessor's election, make the repair of any damage or destruction the total cost to repair of which is $10,000 or less, and, in such event, Lessor shall make any applicable Insurance proceeds available to Lessee on a reasonable basis for that purpose. Notwithstanding the foregoing, if the required insurance was not in force or the insurance proceeds are not sufficient to effect such repair, the insuring Party shall promptly contribute the shortage in proceeds (except as to the deductible which is Lessee's responsibility) as and when required to complete said repairs. In the


                                    PAGE 12.

event, however, such shortage was due to the fact that, by reason of the unique nature of the improvements, full replacement cost insurance coverage was not commercially reasonable and available, Lessor shall have no obligation to pay for the shortage in insurance proceeds or to fully restore the unique aspects of the Premises unless Lessee provides Lessor with the funds to cover same, or adequate assurance thereof, within ten (10) days following receipt of written notice of such shortage and request therefor. If Lessor receives said funds or adequate assurance thereof within said ten (10) day period, the party responsible for making the repairs shall complete them as soon as reasonably possible and this Lease shall remain in full force and effect. If such funds or assurance are not received, Lessor may nevertheless elect by written notice to Lessee within ten (10) days thereafter to: a. make such restoration and repair as is commercially reasonable with Lessor paying any shortage in proceeds, in which case this Lease shall remain in full force and effect; or b. have this Lease terminate thirty (30) days thereafter. Lessee shall not be entitled to reimbursement of any funds contributed by Lessee to repair any such damage or destruction. Premises Partial Damage due to flood or earthquake shall be subject to Paragraph 9.3, notwithstanding that there may be some Insurance coverage, but the net proceeds of any such Insurance shall be made available for the repairs if made by either Party.

      9.3 PARTIAL DAMAGE - UNINSURED LOSS. If a Premises Partial Damage that is not an Insured Loss occurs, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense), Lessor may either: a. repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or b. terminate this Lease by giving written notice to Lessee within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such damage. Such termination shall be effective sixty (60) days following the date of such notice. In the event Lessor elects to terminate this Lease, Lessee shall have the right within ten (10) days after receipt of the termination notice to give written notice to Lessor of Lessee's commitment to pay for the repair of such damage without reimbursement from Lessor. Lessee shall provide Lessor with said funds or satisfactory assurance thereof within thirty (30) days after making such commitment. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such repairs as soon as reasonably possible after the required funds are available. If Lessee does not make the required commitment, this Lease shall terminate as of the date specified in the termination notice.

      9.4 TOTAL DESTRUCTION. Notwithstanding any other provision hereof, if a Premises Total Destruction occurs, this Lease shall terminate sixty (60) days following such Destruction during which time rent shall be abated. If the damage or destruction was caused by the gross negligence or willful misconduct of Lessee, Lessor shall have the right to recover Lessor's damages from Lessee, except as provided in Paragraph 8.6.

      9.5 DAMAGE NEAR END OF TERM. If any time during the last six (6) months of this Lease there is damage for which the cost to repair exceeds one (1) month's Base Rent, whether or not an Insured Loss, Lessor and Lessee may terminate this Lease effective sixty (60) days following the date of occurrence of such damage by giving a written termination notice to Lessee or Lessor within thirty (30) days after the date of occurrence of such damage. Notwithstanding the foregoing, if Lessee at that time has an exercisable option to extend this Lease or to purchase the Premises, then Lessee may preserve this Lease by (a) exercising such option and (b) providing Lessor with any shortage in insurance proceeds (or adequate assurance thereof) needed


                                    PAGE 13.

to make the repairs on or before the earlier of a. the date which is ten (10) days after Lessee's receipt of Lessor's written notice purporting to terminate this Lease, or b. the day prior to the date upon which such option expires. If Lessee duly exercises such option during such period and provides Lessor with funds (or adequate assurance thereof) to cover any shortage in insurance proceeds, Lessor shall, at Lessor's commercially reasonable expense, repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option and provide such funds or assurance during such period, then this Lease shall terminate on the date specified in the termination notice and Lessee's option shall be extinguished.

      9.6   ABATEMENT OF RENT; LESSEE'S REMEDIES.

            (a) ABATEMENT. In the event of Premises Partial Damage or Premises Total Destruction or a Hazardous Substance Condition for which Lessee is not responsible under this Lease, the Rent payable by Lessee for the period required for the repair, remediation or restoration of such damage shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired, but not to exceed the proceeds received from the Rental Value Insurance. Lessor shall have no liability for any such damage, destruction, remediation, repair or restoration except as provided herein. If Lessor, solely through its gross negligence or intentional misconduct, fails to repair or restore the Premises in accordance with the terms of this Lease and such failure materially impairs Lessee's use of the Premises, Lessee shall be entitled to rent abatement until such repairs are made.

            (b) REMEDIES. If Lessor shall be obligated to repair or restore the Premises and does not commence, in a substantial and meaningful way, such repair or restoration in a diligent good faith manner but in no event later than ninety (90) days after such obligation shall accrue, Lessee may, at any time prior to the commencement of such repair or restoration, give written notice to Lessor and to any Lenders of which Lessee has actual notice, of Lessee's election to terminate this Lease on a date not less than thirty (30) days following the giving of such notice. If Lessee gives such notice and such repair or restoration is not commenced within thirty (30) days thereafter, this Lease shall terminate as of the date specified in said notice. If the repair or restoration is commenced within said thirty (30) days, this Lease shall continue in full force and effect. Additionally, either party shall have the right to terminate this Lease by providing sixty (60) days written notice to the other party following the date of such damage to the Premises if the repairs to the Premises cannot be reasonably completed within one hundred twenty (120) days after the date of such damage. "Commence" shall mean either the unconditional authorization of the preparation of the required plans, or the beginning of the actual work on the Premises, whichever first occurs.

      9.7 TERMINATION-ADVANCE PAYMENTS. Upon termination of this Lease pursuant to Paragraph 6.2(g) or Paragraph 9, an equitable adjustment shall be made concerning advance Base Rent and any other advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee's Security Deposit as has not been, or is not then required to be, used by Lessor.

      9.8 WAIVE STATUTES. Lessor and Lessee agree that the terms of this Lease shall govern the effect of any damage to or destruction of the Premises with respect to the termination of this


                                    PAGE 14.

Lease and hereby waive the provisions of any present or future statute to the extent inconsistent herewith.

10.   REAL PROPERTY TAXES.

      10.1 DEFINITION OF "REAL PROPERTY TAXES." As used herein, the term "Real Property Taxes" shall include any form of assessment; real estate, general, special, ordinary or extraordinary, or rental levy or tax (other than inheritance, personal income or estate taxes); improvement bond; and/or license fee imposed upon or levied against any legal or equitable interest of Lessor in the Premises, Lessor's right to other income therefrom, and/or Lessor's business of leasing, by any authority having the direct or indirect power to tax and where the funds are generated with reference to the Building address and where the proceeds so generated are to be applied by the city, county or other local taxing authority of a jurisdiction within which the Premises are located. The term "Real Property Taxes" shall also include any tax, fee, levy, assessment or charge, or any increase therein, imposed by reason of events occurring during the term of this Lease, including but not limited to, a change in the ownership of the Premises. Notwithstanding the foregoing, "Reel Property Taxes" shall not include any corporate, franchise or estate taxes or taxes on Lessor's income from all sources.

      10.2

            (a) PAYMENT OF TAXES. Lessee shall pay the Real Property Taxes applicable to the Premises during the term of this Lease. Subject to Paragraph 10.2(b), all such payments shall be made at least ten (10) days prior to any delinquency date. Lessee shall promptly furnish Lessor with satisfactory evidence that such taxes have been paid. If any such taxes shall cover any period of time prior to or after the expiration or termination of this Lease, Lessee's share of such taxes shall be prorated to cover only that portion of the tax bill applicable to the period that this Lease is in effect, and Lessor shall reimburse Lessee for any overpayment or, alternatively, at the option of Lessee, Lessee may deduct the amount of any such overpayment from the next installment of Rent falling due. If Lessee shall fail to pay any required Real Property Taxes, Lessor shall have the right to pay the same, and Lessee shall reimburse Lessor therefor upon demand.

            (b) ADVANCE PAYMENT. In the event Lessee incurs more than two (2) late charges on Rent payments in any Lease year, Lessor may, at Lessor's option, estimate the current Real Property Taxes, and require that such taxes be paid in advance to Lessor by Lessee, either: a. in a lump sum amount equal to the installment due, at least twenty (20) days prior to the applicable delinquency date, or b. monthly in advance with the payment of the Base Rent. If Lessor elects to require payment monthly in advance, the monthly payment shall be an amount equal to the amount of the estimated installment of taxes divided by the number of months remaining before the month in which said installment becomes delinquent. When the actual amount of the applicable tax bill is known, the amount of such equal monthly advance payments shall be adjusted as required to provide the funds needed to pay the applicable taxes. If the amount collected by Lessor is insufficient to pay such Real Property Taxes when due, Lessee shall pay Lessor, upon demand, such additional sums as are necessary to pay such obligations. All moneys paid to Lessor under this Paragraph may be intermingled with other moneys of Lessor and shall not bear interest. In the event of a Breach by Lessee in the performance of its


                                    PAGE 15.

obligations under this Lease, then any balance of funds paid to Lessor under the provisions of this Paragraph may at the option of Lessor, be treated as an additional Security Deposit.

            (c) JOINT ASSESSMENT. If the Premises are not separately assessed, Lessee's liability shall be an equitable proportion of the Real Property Taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be conclusively determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available.

      10.3 PERSONAL PROPERTY TAXES. Lessee shall pay, prior to delinquency, all taxes assessed against and levied upon Lessee Owned Alterations, Utility Installations, Trade Fixtures, furnishings, equipment and all personal property of Lessee. When possible, Lessee shall cause such property to be assessed and billed separately from the real property of Lessor. If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee's property at the time it pays Real Property Taxes.

11. UTILITIES. Lessee shall pay for all water, gas, heat, light, power, telephone, trash disposal and other utilities and services supplied during the Term to the Premises, together with any taxes thereon. If any such services are not separately metered to Lessee, Lessee shall pay a reasonable proportion, to be determined by Lessor, of all charges jointed metered.

12.   ASSIGNMENT AND SUBLETTING.

13.   DEFAULT; BREACH; REMEDIES.

      13.1 DEFAULT; BREACH. A "Default" is defined as a failure by the Lessee to comply with or perform any of the terms, covenants, conditions or rules under this Lease. A "Breach" is defined as the occurrence of one or more of the following Defaults, and the failure of Lessee to cure such Default within any applicable grace period:

            (a) The abandonment of the Premises, or the vacating of the Premises without providing a commercially reasonable level of security, or where the coverage of the property insurance described in Paragraph 8.3 is jeopardized as a result thereof, or without providing reasonable assurances to minimize potential vandalism.

            (b) The failure of Lessee to make any payment of Rent or any Security Deposit required to be made by Lessee hereunder, whether to Lessor or to a third party, when due, to provide reasonable evidence of insurance or surety bond, or to fulfill any obligation under this Lease which endangers or threatens life or property, where such failure continues for a period of three
(3) business days following written notice to Lessee.

            (c) The failure by Lessee to provide (i) reasonable written evidence of compliance with Applicable Requirements, (ii) the service contracts,
(iii) the rescission of an unauthorized assignment or subletting, (iv) an Estoppel Certificate, (v) a requested subordination, (vi) evidence concerning any guaranty and/or Guarantor, (vii) any document requested under Paragraph 42 (easements), or (viii) any other documentation or information which Lessor may reasonably require of Lessee under the terms of this Lease, where any such failure continues for a period of fifteen (15) days following written notice to Lessee.


                                    PAGE 16.

            (d) A Default by Lessee as to the terms, covenants, conditions or provisions of this Lease, or of the rules adopted under Paragraph 40 hereof, other than those described in subparagraphs 13.1(a), (b) or (c), above, where such Default continues for a period of thirty (30) days after written notice; provided, however, that if the nature of Lessee's Default is such that more than thirty (30) days are reasonably required for its cure, then it shall not be deemed to be a Breach if Lessee commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

            (e) The occurrence of any of the following events: (i) the making of any general arrangement or assignment for the benefit of creditors; (ii) becoming a "debtor" as defined in 11 U.S.C. ss. 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60) days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty (30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days; provided, however, in the event that any provision of this subparagraph (e) is contrary to any applicable law, such provision shall be of no force or effect, and not affect the validity of the remaining provisions.

            (f) The discovery that any financial statement of Lessee or of any Guarantor given to Lessor was materially false.

      13.2  REMEDIES. Intentionally omitted.

      13.3  INDUCEMENT RECAPTURE. Intentionally omitted.

      13.4 LATE CHARGES. Lessee hereby acknowledges that late payment by Lessee of Rent will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Lessor by any Lender. Accordingly, if any Rent shall not be received by Lessor within five (5) days after such amount shall be due, then, upon notice to Lessee, Lessee shall pay to Lessor a one-time late charge equal to six percent (6%) of each such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of such late payment. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's Default or Breach with respect to such overdue amount, nor prevent the exercise of any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for three (3) consecutive installments of Base Rent, then notwithstanding any provision of this Lease to the contrary, Base Rent shall, at Lessor's option, become due and payable quarterly in advance.

      13.5 INTEREST. Any monetary payment due Lessor hereunder, other than late charges, not received by Lessor, when due as to scheduled payments (such as Base Rent) or within thirty (30) days following the date on which it was due for non-scheduled payment, shall bear interest from the date when due, as to scheduled payments, or the thirty-first (31st) day after it was due as to non-scheduled payments. The interest ("Interest") charged shall be equal to the prime rate


                                    PAGE 17.

reported in the Wall Street Journal as published closest prior to the date when due plus four percent (4%) but shall not exceed the maximum rate allowed by law. Interest is payable in addition to the potential late charge provided for in Paragraph 13.4

      13.6  BREACH BY LESSOR.

            (a) NOTICE OF BREACH. Lessor shall not be deemed in breach of this Lease unless Lessor fails within a reasonable time to perform an obligation required to be performed by Lessor. For purposes of this Paragraph, a reasonable time shall be thirty (30) days after receipt by Lessor, and any Lender whose name and address shall have been furnished Lessee in writing for such purpose, of written notice specifying wherein such obligation of Lessor has not been performed; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days are reasonably required for its performance, then Lessor shall not be in breach if performance is commenced within such thirty (30) day period and thereafter diligently pursued to completion and provided further, that if the nature of Lessor's obligation is such that more immediate action is needed to avoid injury or expense to Lessee, then a "reasonable period" for purposes of this paragraph shall be less than thirty
(30) days.

            (b) Performance by Lessee on Behalf of Lessor. In the event that neither Lessor nor Lender cures said breach within thirty (30) days after receipt of said notice, or if having commenced said cure they do not diligently pursue it to completion, then Lessee may elect to cure said breach at Lessee's expense and offset from Rent an amount equal to such expense, so long as the amount of such expense is commercially reasonable. Lessee shall document the cost of said cure and supply said documentation to Lessor.

14. CONDEMNATION. If the Premises or any portion thereof are taken under the power of eminent domain or sold under the threat of the exercise of said power (collectively "Condemnation"), this Lease shall terminate as to the part taken as of the date the condemning authority takes title or possession,-whichever first occurs. If more than ten percent (10%) of any building portion of the premises, or more than twenty-five percent (25%) of the land area portion of the premises not occupied by any building, is taken by Condemnation, Lessee may, at Lessee's option, to be exercised in writing within ten (10) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Base Rent shall be reduced in proportion to the reduction in utility of the Premises caused by such Condemnation. Condemnation awards and/or payments shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold, the value of the part taken, or for severance damages; provided, however, that Lessee shall be entitled to any compensation for Lessee's relocation expenses, loss of business goodwill and/or Trade Fixtures, without regard to whether or not this Lease is terminated pursuant to the provisions of this Paragraph. All Alterations and Utility Installations made to the Premises by Lessee, for purposes of Condemnation only, shall be considered the property of the Lessee and Lessee shall be entitled to any and all compensation which is payable therefor. In the event that this Lease is not terminated by reason of the Condemnation, Lessor shall repair any damage to the Premises caused by such Condemnation.


                                    PAGE 18.

15.   BROKER'S FEE. Intentionally omitted.

16.   ESTOPPEL CERTIFICATES.

            (a) Each Party (as "Responding Party") shall within ten'(10) business days after written notice from the other Party (the "Requesting Party") execute, acknowledge and deliver to the Requesting Party a statement in writing in form similar to the then most current "Estoppel Certificate" form published by the American Industrial Real Estate Association, plus such additional information, confirmation and/or statements as may be reasonably requested by the Requesting Party.

            (b) If the Responding Party shall fail to execute or deliver the Estoppel Certificate within such ten (10) day period, the Requesting Party may execute an Estoppel Certificate stating that: (i) the Lease is in full force and effect without modification except as may be represented by the Requesting Party, (ii) there are no uncured defaults in the Requesting Party's performance, and (iii) if Lessor is the Requesting Party, not more than one (1) month's rent has been paid in advance. Prospective purchasers and encumbrancers may rely upon the Requesting Party's Estoppel Certificate, and the Responding Party shall be estopped from denying the truth of the facts contained in said Certificate.

            (c) If Lessor desires to finance, refinance, or sell the Premises, or any part thereof, Lessee and all Guarantors shall deliver to any potential lender or purchaser designated by Lessor such then currently existing financial statements as may be reasonably required by such lender or purchaser, including but not limited to Lessee's audited financial statements for the past three (3) years. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

17. DEFINITION OF LESSOR. The term "Lessor" as used herein shall mean the owner or owners at the time in question of the fee title to the Premises, or, if this is a sublease, of the Lessee's interest in the prior lease. In the event of a transfer of Lessor's title or interest in the Premises or this Lease, Lessor shall deliver to the transferee or assignee (in cash or by credit) any unused Security Deposit held by Lessor. Except as provided in Paragraph 15, upon such transfer or assignment and delivery of the Security Deposit, as aforesaid, the prior Lessor shall be relieved of all liability with respect to the obligations and/or covenants under this Lease thereafter to be performed by the Lessor. Subject to the foregoing, the obligations and/or covenants in this Lease to be performed by the Lessor shall be binding only upon the Lessor as hereinabove defined. Notwithstanding the above, and subject to the provisions of Paragraph 20 below, the original Lessor under this Lease, and all subsequent holders of the Lessor's interest in this Lease shall remain liable and responsible with regard to the potential duties and liabilities of Lessor pertaining to Hazardous Substances as outlined in Paragraph 5.3 or the Addendum hereto.

18. SEVERABILITY. The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

19. DAYS. Unless otherwise specifically indicated to the contrary, the word "Days" as used in this Lease shall mean and refer to calendar days.


                                    PAGE 19.

20. LIMITATION ON LIABILITY. Subject to the provisions of Paragraph 17 above, the obligations of Lessor under this Lease shall not constitute personal obligations of Lessor, the individual partners of Lessor or its or their individual partners, directors, officers or shareholders, and Lessee shall look to the Premises, and to no other assets of Lessor, for the satisfaction of any liability of Lessor with respect to this Lease, and shall not seek recourse against the individual partners of Lessor, or its or their individual partners, directors, officers or shareholders, or any of their personal assists for such satisfaction.

21. TIME OF ESSENCE. Time is of the essence with respect to the performance of all obligations to be performed or observed by the Parties under this Lease.

22. NO PRIOR OR OTHER AGREEMENTS; BROKER DISCLAIMER. This Lease contains all agreements between the Parties with respect to any matter mentioned herein, and no other prior or contemporaneous agreement or understanding shall be effective. Lessor and Lessee each represents and warrants to the Brokers that it has made, and is relying solely upon its own investigation as to the nature, quality, character and financial responsibility of the other Party to this Lease and as to the nature, quality and character of the Premises. Brokers have no responsibility with respect thereto or with respect to any default or breach hereof by either Party. The liability (including court costs and Attorneys' fees), of any Broker with respect to negotiation, execution, delivery or performance by either Lessor or Lessee under this Lease or any amendment or modification hereto shall be limited to an amount up to the fee received by such Broker pursuant to this Lease; provided, however, that the foregoing limitation on each Broker's liability shall not be applicable to any gross negligence or willful misconduct of such Broker.

23.   NOTICES.

      23.1 NOTICE REQUIREMENTS. All notices required or permitted by this Lease shall be in writing and may be delivered in person (by hand or by courier) or may be sent by regular, certified or registered mail or U.S. Postal Service Express Mail, with postage prepaid, or by facsimile transmission, and shall be deemed sufficiently given if served in a manner specified in this Paragraph 23. The addresses noted adjacent to a Party's signature on this Lease shall be that Party's address for delivery or mailing of notices. Either Party may be written notice to the other specify a different address for notice. A copy of all notices to Lessor shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate in writing and to Lessee's general counsel.

      23.2 DATE OF NOTICE. Any notice sent by registered or certified mail, return receipt requested, shall be deemed given on the date of delivery shown on the receipt card, or if no delivery date is shown, the postmark thereon. If sent by regular mail the notice shall be deemed given forty-eight (48) hours after the same is addressed as required herein and mailed with postage prepaid. Notices delivered by United States Express Mail or overnight courier that guarantee next day delivery shall be deemed given twenty-four (24) hours after delivery of the same to the Postal Service or courier. Notices transmitted by facsimile transmission or similar means shall be deemed delivered upon telephone confirmation of receipt, provided a copy is also delivered via delivery or mail. If notice is received on a Saturday, Sunday or legal holiday, it shall be deemed received on the next business day.


                                    PAGE 20.

24. WAIVERS. No waiver by Lessor of the Default or Breach of any term, covenant or condition hereof by Lessee, shall be deemed a waiver of any other term, covenant or condition hereof, or of any subsequent Default or Breach by Lessee of the same or of any other term, covenant or condition hereof. Lessor's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to, or approval of, any subsequent or similar act by Lessee, or be construed as the basis of an estoppel to enforce the provision or provisions of this Lease requiring such consent. The acceptance of Rent by Lessor shall not be a waiver of any Default or Breach by Lessee. Any payment by Lessee may be accepted by Lessor on account of moneys or damages due Lessor, notwithstanding any qualifying statements or conditions made by Lessee in connection therewith, which such statements and/or conditions shall be of no force or effect whatsoever unless specifically agreed to in writing by Lessor at or before the time of deposit of such payment.

25. RECORDING. Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a short form memorandum of this Lease for recording purposes. The Party requesting recordation shall be responsible for payment of any fees applicable thereto.

26. NO RIGHT TO HOLDOVER. Lessee has no right to retain possession of the Premises or any part thereof beyond the expiration or termination of this Lease. In the event that Lessee holds over, then the Base Rent shall be increased to one hundred fifty percent (150%) of the Base Rent applicable during the month immediately preceding the expiration or termination. Nothing contained herein shall be construed as consent by Lessor to any holding over by Lessee.

27. CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28. COVENANTS AND CONDITIONS; CONSTRUCTION OF AGREEMENT. All provisions of this Lease to be observed or performed by Lessee and Lessor are both covenants and conditions. In construing this Lease, all headings and titles are for the convenience of the parties only and shall not be considered a part of this Lease. Whenever required by the context, the singular shall include the plural and vice versa. This Lease shall not be construed as if prepared by one of the parties, but rather according to its fair meaning as a whole, as if both parties had prepared it.

29. BINDING EFFECT/CHOICE OF LAW. This Lease shall be binding upon the parties, their personal representatives, successors and assigns and be governed by the laws of the State in which the Premises are located. Any litigation between the Parties hereto concerning this Lease shall be initiated in the county in which the Premises are located.

30.   SUBORDINATION; ATTORNMENT; NON-DISTURBANCE.

      30.1 SUBORDINATION. This Lease and any Option granted hereby shall be subject and subordinate to any ground lease, mortgage, deed of trust, or other hypothecation or security device (collectively, "Security Device"), now or hereafter placed upon the Premises, to any and a11 advances made on the security thereof, and to all renewals, modifications, and extensions thereof. Lessee agrees that the holders of any such Security Devices (in this Lease together referred to as "Lender") shall have no liability or obligation to perform any of the obligations of


                                    PAGE 21.

Lessor under this Lease. Any Lender may elect to have this Lease and/or any Option granted hereby superior to the lien of its Security Device by giving written notice thereof to Lessee, whereupon this Lease and such Options shall be deemed prior to such Security Device, notwithstanding the relative dates of the documentation or recordation thereof.

      30.2 ATTORNMENT. Subject to the non-disturbance provisions of Paragraph 30.3, Lessee agrees to attorn to a Lender or any other party who acquires ownership of the Premises by reason of a foreclosure of a Security Device, and that in the event of such foreclosure, such new owner shall not: (i) be liable for any act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership; (ii) be subject to any offsets or defenses which Lessee might have against any prior lessor, or (iii) be bound by prepayment of more than one (1) month's rent.

      30.3 NON-DISTURBANCE. With respect to Security Devices entered into by Lessor after the execution of this Lease, Lessee's subordination of this Lease shall be subject to receiving a commercially reasonable non-disturbance agreement (a "Non-Disturbance Agreement") from the Lender which Non-Disturbance Agreement provides that Lessee's possession of the Premises, and this Lease, including any options to extend the term hereof, will not be disturbed so long as Lessee is not in Breach hereof and attorns to the record owner of the Premises. Further, within sixty (60) days after the execution of this Lease, Lessor shall use its commercially reasonable efforts to obtain a Non-Disturbance Agreement from the holder of any pre-existing Security Device which is secured by the Premises. In the event that Lessor is unable to provide the Non-Disturbance Agreement within said sixty (60) days, then Lessee may, at Lessee's option, directly contact Lessor's lender and attempt to negotiate for the execution and delivery of a Non-Disturbance Agreement.

      30.4 SELF-EXECUTING. The agreements contained in this Paragraph 30 shall be effective without the execution of any further documents; provided, however, that, upon written request from Lessor or a Lender in connection with a sale, financing or refinancing of the Premises, Lessee and Lessor shall execute such further writings as may be reasonably required to separately document any subordination, attornment and/or Non-Disturbance' Agreement provided for herein.

31. ATTORNEYS' FEES. If any Party or Broker brings an action or proceeding involving the Premises to enforce the terms hereof or to declare rights hereunder, the Prevailing Party (as hereafter defined) in any such proceeding, action, or appeal thereon, shall be entitled to reasonable attorneys' fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment. The term, "Prevailing Party" shall include, without limitation, a Party or Broker who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment, or the abandonment by the other Party or Broker of its claim or defense. The attorneys'-fees award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees reasonably incurred. In addition, Lessor shall be entitled to attorneys' fees, costs and expenses incurred in the preparation and service of notices of Default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such Default or resulting Breach.


                                    PAGE 22.

32. LESSOR'S ACCESS; SHOWING PREMISES; REPAIRS. Lessor and Lessor's agents shall have the right to enter the Premises at any time, in the case of an emergency, and otherwise upon twenty-four (24) hours' notice for the purpose of showing the same to prospective purchasers, lenders, or lessees, and making such alterations, repairs, improvements or additions to the Premises as Lessor may deem necessary, subject to Lessee's reasonable security requirements. All such activities shall be without abatement of rent or liability to Lessee. Lessor may at any time place on the Premises any ordinary "For Sale" signs and Lessor may during the last six (6) months of the term hereof place on the Premises an ordinary "For Lease" signs. Lessee may at any time place on or about the Premises any ordinary "For Sublease" sign. Lessor shall perform all such inspections, improvements, alterations and repairs in a manner reasonably intended to cause minimal disruption to Lessee's business activities in and use of the Premises.

33. AUCTIONS. Lessee shall not conduct, nor permit to be conducted, any auction upon the Premises without Lessor's prior written consent. Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to permit an auction.

34. SIGNS. Except for ordinary "For Sublease" signs, Lessee shall not place any sign upon the Premises without Lessor's prior written consent. Lessor shall give such consent so long as the signs are in compliance with applicable city ordinances and standards. All signs must comply with all Applicable Requirements.

35. TERMINATION; MERGER. Unless specifically stated otherwise in writing by Lessor, the voluntary or other surrender of this Lease by Lessee, the mutual termination or cancellation hereof, or a termination hereof by Lessor for Breach by Lessee, shall automatically terminate any sublease or lesser estate in the Premises; provided, however, that Lessor may elect to continue any one or all existing subtenancies. Lessor's failure within ten (10) days following any such event to elect to the contrary by written notice to the holder of any such lesser interest, shall constitute Lessor's election to have such event constitute the termination of such interest.

36. CONSENTS. Except as otherwise provided herein, wherever in this Lease the consent of a Party is required to an act by or for the other Party, such consent shall not be unreasonably withheld or delayed. Lessor's actual reasonable costs and expenses (including but not limited to architects', attorneys', engineers' and other consultants' fees) incurred in the consideration of, or response to, a request by Lessee for any Lessor consent, including but not limited to consents to an assignment, a subletting or the presence or use of a Hazardous Substance, shall be paid by Lessee upon receipt of an invoice and supporting documentation therefor. Lessor's consent to any act, assignment or subletting shall not constitute an acknowledgment that no Default or Breach by Lessee of this Lease exists, nor shall such consent bye deemed a waiver of any then existing Default or Breach, except as may be otherwise specifically stated in writing by Lessor at the time of such consent. The failure to specify herein any particular condition to Lessor's consent shall not preclude the imposition by Lessor at the time of consent of such further or other conditions as are then reasonable with reference to the particular matter for which consent is being given. In the event that either party disagrees-with any determination made by the other hereunder and reasonably requests the reasons for such determination, the determining party shall furnish its reasons in writing and in reasonable detail within ten (10) business days following such request.


                                    PAGE 23.

37.   OPTIONS.

      37.1 DEFINITION. "Option" shall mean: (a) the right to extend the term of or renew this Lease or to extend or renew any lease that Lessee has on other property of Lessor; (b) the right of first refusal or first offer to lease either the Premises or other property of Lessor; (c) the right to purchase or the right of first refusal to purchase the Premises or other property of Lessor.

      37.2 Multiple Options. In the event that Lessee has any multiple Options to extend or renew this Lease, a later Option cannot be exercised unless the Prior Options have been validly exercised.

      37.3  Effect of Default on Options.

            (a) Lessee shall have no right to exercise an Option: (i) during the period commencing with the giving of any notice of Default and continuing until said Default is cured, (ii) during the period of time any Rent is overdue and unpaid (without regard to whether notice thereof is given Lessee), (iii) during the time Lessee is in Breach of this Lease, or (iv) in the event that Lessee has been given in good faith three (3) or more notices of separate monetary Default, whether or not the Defaults are cured, during the twelve (12) month period immediately preceding the exercise of the Option.

            (b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an Option because of the provisions of Paragraph 39.4(a).

            (c) An Option shall terminate and be of no further force or effect, notwithstanding Lessee's due and timely exercise of the Option, if, after such exercise and prior to the commencement of the extended term, (i) Lessee fails to pay Rent for a period of thirty (30) days after such Rent becomes due (without any necessity of Lessor to give notice thereof), (ii) Lessor in good faith gives to Lessee three (3) or more notices of separate monetary Default during any twelve (12) month period, whether or not the Defaults are cured, or (iii) if Lessee commits a Breach of this Lease.

38. MULTIPLE BUILDINGS. If the Premises are a part of a group of buildings controlled by Lessor, Lessee agrees that it will observe all reasonable rules and regulations which Lessor may make from time to time for the management, safety, and care of said properties; including the care and cleanliness of the grounds and including the parking, loading and unloading of vehicles, and that Lessee will pay its fair share of common expenses incurred in connection therewith.

39. Security Measures. Lessee hereby acknowledges that the rental payable to Lessor hereunder does not include the cost of guard service or other security measures, and that Lessor shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of the Premises, Lessee, its agents and invitees and their property from the acts of third parties.

40. Reservations. Lessor reserves to itself the right, from time to time, to grant, without the consent or joinder of Lessee, such assessments, rights and dedications that Lessor deems necessary, and to cause the recordation of parcel maps and restrictions, so long as such


                                    PAGE 24.

easements, rights, dedications, maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee agrees to sign any documents reasonably requested by Lessor to effectuate any such easement rights, dedication, map or restrictions.

41. PERFORM-RICE UNDER PROTEST. If at any time a dispute shall arise as to any amount or sum of money to be paid by one Party to the other under the provisions hereof, the Party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment and there shall survive the right on the part of said Party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said Party to pay such sum or any part thereof, said Party shall be entitled o recover such sum or so much thereof as it was not legally required to pay.

42. AUTHORITY. If either Party hereto is a corporation, trust, limited liability company, partnership, or similar entity, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on its behalf. Each party shall, within thirty (30) days after request, deliver to the other party satisfactory evidence of such authority.

43. CONFLICT. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.

44. OFFER. Preparation of this Lease by either Party or their agent and submission of same to the other Party shall not be deemed an offer to lease to the other Party. This Lease is not intended to be binding until executed and delivered by all Parties hereto.

45. AMENDMENTS. This Lease may be modified only in writing, signed by the Parties in interest at the time of the modification. As long as they do not materially change Lessee's obligations hereunder, Lessee agrees to make such reasonable non-monetary modifications to this Lease as may be reasonably in connection with the obtaining of normal financing or refinancing of the Premises.

46. MULTIPLE PARTIES. If more that one person or entity is named herein as either Lessor or Lessee, such multiple Parties shall have joint and several responsibility to comply with the terms of this Lease.

47. MEDIATION AND ARBITRATION OF DISPUTES. An Addendum requiring the Mediation and/or the Arbitration of all disputes between the Parties and/or Brokers arising out of this Lease is (x) is not attached to this Lease.

      LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN, AND BY THE EXECUTION OF THIS LEASE SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.


                                    PAGE 25.

ATTENTION: NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE BY ANY BROKER AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION TO WHICH IT RELATES. THE PARTIES ARE URGED TO.

1.   SEEK ADVICE OF COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE.

2. RETAIN APPROPRIATE CONSULTANTS TO REVIEW AND INVESTIGATE THE CONDITION OF THE PREMISES. SAID INVESTIGATION SHOULD INCLUDE BUT NOT BE LIMITED TO. THE POSSIBLE PRESENCE OF HAZARDOUS SUBSTANCES, THE ZONING OF THE PREMISES, THE STRUCTURAL INTEGRITY, THE CONDITION OF THE ROOF AND OPERATING SYSTEMS, AND THE SUITABILITY OF THE PREMISES FOR LESSEE'S INTENDED USE.

The parties hereto have executed this Lease at the place and on the dates specified above their respective signatures.

Executed at:  Menlo Park, CA               Executed at:  Mountain View, CA
            --------------------------                 -------------------------

On:  July 31, 1998                         On:  July 27, 1998
   -----------------------------------        ----------------------------------

By LESSOR:                                 By LESSEE:

Clint S. Cartier                           Intrabiotics Pharmaceuticals, Inc.
--------------------------------------     -------------------------------------

Esther Family Trust
--------------------------------------     -------------------------------------

By:  /s/ Clint S. Cartier                  By:  /s/ Kenneth J. Kelley
--------------------------------------     -------------------------------------

Name Printed:  Clint S. Cartier            Name Printed:  Kenneth J. Kelley
             -------------------------                  ------------------------

Title:  Trustee                            Title:  President and CEO
      --------------------------------           -------------------------------

By:  /s/ Esther Cartier                    By:  /s/ Janet I. Swearson
   -----------------------------------        ----------------------------------

Name Printed:  Esther Cartier              Name Printed:  Janet I. Swearson
             -------------------------                  ------------------------

Title:  Trustee                            Title:  Vice President & CFO
      --------------------------------           -------------------------------

Address:  1330 University Drive            Address:  1245 Terra Bella Ave.
        ------------------------------             -----------------------------

Menlo Park, CA 94025                       Mountain View CA
--------------------------------------     -------------------------------------

Telephone:  (650) 325-1604                 Telephone:  (650) 526-6800
          ----------------------------               ---------------------------

Facsimile:                                 Facsimile:  (650) 969-0663
          ----------------------------               ---------------------------

Federal ID No:  ###-##-####                Federal ID No:  94-3200380
              ------------------------                   -----------------------


                                    PAGE 26.

                                   ADDENDUM TO

                         STANDARD INDUSTRIAL/COMMERCIAL

                           SINGLE-TENANT LEASE -- NET

      Addendum to the Standard Industrial Commercial Single-Lessee Lease dated _________________, 1998, by and between Clint S. Carter and Esther Carter Family Trust, as Lessor, and IntraBiotics Pharmaceuticals, Inc., a Delaware corporation, as Lessee.

      1. BASS RENT SCHEDULE: The following, monthly Base Rent Schedule shall apply during the term of the Lease:

              Months 01-12:                      $35,100.00
              Months 13-24:                      $35,540.00
              Months 25-36:                      $37,980.00
              Months 37-48:                      $39,420.00
              Months 49-60:                      $41,040.00
              Months 60-end of term:             $37,346.40


      2. TENANT IMPROVEMENT ALLOWANCE: Included in the Base Rent, Lessor shall provide to Lessee an Initial Interior Improvement Allowance of $270,000.00 in accordance with Interior Improvement Agreement (Exhibit "B"). Lessee shall install and construct the "Tenant Improvements" (as defined in Exhibit "B" hereto) according to the terms, conditions, criteria and provisions set forth in said Exhibit "B"." Lessor and Lessee hereby agree to and shall be bound by the terms, conditions and provisions of Exhibit "B".

      3. COMPLIANCE WITH AMERICANS WITH DISABILITIES ACT: Lessor hereby represents that the rest rooms that are part of the building shell as of the date hereof are in compliance with the Americans with Disabilities Act. Lessor, at Lessor's sole cost and expense, shall be responsible for compliance with ADA regulations regarding the path of travel from parking area to the main entrance of the Premises upon execution of the Lease. Except as aforesaid, Lessee, at Lessee's sole cost and expense, shall be responsible for compliance with all ADA regulations regarding the interior of the Premises occupied by Lessee.

      4.    ASSIGNMENT OR SUBLEASE:

            A. Lessor's Consent Required: Lessee shall not voluntarily or by operation of law assign, mortgage, sublet, or otherwise transfer or encumber all or any part of Lessee's interest in this Lease or in the Premises without Lessor's prior written consent. Lessor shall not unreasonably withhold its consent to an assignment or sublet, provided the proposed assignee or sublessee is reasonably satisfactory to Lessor as to credit and will occupy and use the Premises for the same purposes specified in Paragraph 1. Any attempted assignment, transfer, mortgage, encumbrance or subletting without such consent shall constitute a Default of this Lease and be voidable at Lessor's election. Lessee shall pay to Lessor Five Hundred Dollars ($500) as compensation for expenses in connection with any request by Lessee for Lessor's consent, but only if Lessee proposes an assignment or sublease of the entire Premises. Additionally, Lessee


                                    PAGE 1.

shall have the right to withdraw its proposed assignment or' sublease if Lessor notifies Less of its desire to recapture the Premises.

      Whether or not Lessor consents to any assignment or subletting, no such assignment or subletting shall (1) be effective without the express written assumption by such assignee or sublessee of the obligations of Lessee under this Lease, (2) release Lessee of any obligations hereunder, or (3) alter the primary liability of Lessee for the payment of Rent and for the performance of any other obligations to be performed by Lessee.

      Lessor may accept Rent or performance of Lessee's obligations from any person other than Lessee pending approval or disapproval of such an assignment or sublease. Neither a delay in the approval or disapproval of such assignment or subleasin9 nor the acceptance of Rent or performance shall constitute a waiver or estoppel of Lessor's right to exercise its remedies for Lessee's default or breach.

      Lessor's consent to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting.

      In the event of any default or breach by Lessee, any sublessee or any assignee, Lessor may proceed directly against Lessee, any such sublessee or assignee or anyone else responsible for the performance of Lessee's obligations under this Lease without first exhaustin9 Lessor's remedy against any other person or entity responsible therefor to Lessor, or any security held by Lessor.

      Any assignee of or sublessee under this Lease shall by reason of accepting such assignment or entering into such sublease be deemed to have assumed and agreed to conform and comply with each and every term, covenant and condition and obligation herein to be observed or performed by Lessee during the term of said assignment or sublease, other than such obligations as are contrary to or inconsistent with the provisions of an assignment or sublease to which Lessor has specifically consented in writin9.

      Notwithstanding the foregoing and subject to any proposed assignee's demonstrating to Lessor's reasonable satisfaction either that (1) that said proposed assignee's net worth at the time of such assignment is equal to or greater than Lessee's then net worth or (2) in each of the three (3) years prior to said proposed assignment, said proposed assignee's fund balance or retained earnings were equal to or greater than three (31 times the then-current Rent hereunder, Lessee may assign this Lease or sublease the Premises without Lessor's consent, and the provisions of this Section 4 of this Addendum shall not apply to any transfer or assignment of this Lease, the Premises or any part thereof (i) to any parent or subsidiary of Lessee, to any parent or subsidiary of a parent or subsidiary of Lessee or to any other affiliate of Lessee, (ii) to any entity which merges or consolidates with or acquires Lessee, or (iii) to any entity which acquires all or substantially all of the assets of Lessee. As used herein, the term "affiliate of Lessee" shall mean and refer to any entity that controls, is controlled by or is under common control with Lessee.

            B. NO RELEASE OF LESSEE: Regardless of Lessor's consent, no subletting or assignment shall release Lessee of Lessee's obligation, or alter the primary liability of Lessee to pay the Rent and to perform all other obligations to be performed by Lessee hereunder. The


                                    PAGE 2.

acceptance of Rent by Lessor from any other person shall not be deemed to be a waiver by Lessor of any provision hereof. Consent to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting.

            C. RECAPTURE OF PREMISES: In connection with any proposed assignment or sublease, Lessee shall submit to Lessor in writing (i) the name of the proposed assignee or sublessee, (ii) such information as to its financial responsibility and standing as Lessor may reasonably require, and (iii) all of the terms and conditions upon which the proposed assignment or subletting is to be made. Lessor shall have an option to cancel and terminate this Lease with respect to such portion of the Premises that is to be assigned or sublet. Lessor may exercise said option in writing within twenty (20) days after its receipt from Lessee of such request to assign or sublease the Premises. If Lessor shall exercise its option, Lessee shall surrender possession of the entire Premises, or the portion thereof which is the subject of the option. If this Lease is cancelled as to a portion of the Premises only, the Rent after the date of cancellation shall be reduced in the proportion that the floor area of the cancelled portion bears to the total floor area of the Premises.

            D. EXCESS SUBLEASE RENTAL: If, on account of or in connection with any assignment or sublease, Lessee receives rent or other consideration in excess of the Rent called for hereunder, or in the case of the sublease of a portion of the Premises, in excess of the pro rata Rent based on the floor area of such portion, after appropriate adjustments to assure all other payments called for hereunder are appropriately taken into account, Lessee shall pay to Lessor, after first deducting all costs associated with the Subleasing of the Premises including but not limited to legal fees, leasing commissions, Lessee improvements, etc., fifty percent (50%) of the excess of such payment of rent or other consideration received by Lessee promptly after its receipt.

5.    HAZARDOUS MATERIALS:

            A. NO HAZARDOUS MATERIALS ON LEASED PREMISES: In absence of prior written consent therefor by Lessor, Lessee shall not use, generate, store or dispose of, or allow others to use, generate, store or dispose of, on or about the Premises any substance, material or waste that is or becomes designated, classified or regulated as "toxic" or "hazardous" or a "pollutant" (including, but not limited to, asbestos, lead-based paint, petroleum or petroleum products) or that is or becomes similarly designated, classified or regulated under any Hazardous Materials law. Notwithstanding the foregoing, however, Lessee shall be entitled to store and use on or about the Premises reasonable quantities of materials commonly used for cleaning purposes in business offices so long as such use and storage complies with all Hazardous Materials Laws. For purposes of this Lease, "Hazardous Materials Laws" means any law, statute, ordinance or regulation pertaining to health, industrial hygiene or the environment including, but not limited to, the Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"), Resources Conservation and Recovery Act of 1976 ("RCRA"), or any other federal, state, county or municipal law, ordinance or regulation. Lessee shall, at its sole cost and expense, comply with all Hazardous Materials Laws during the term hereof. Notwithstanding the foregoing, Lessee shall have no obligations with respect to Hazardous Materials or other materials on, in or under the Premises (including the parking and landscaped areas) as of the Commencement date ("Pre-existing Hazardous Materials") except to the extent the acts or


                                    PAGE 3.

omissions of Lessee, Lessee's employees, officers, directors, agents and contractors exacerbate the nature or extent of such Pre-existing Hazardous Materials. Except to the extent of such exacerbation, Pre-existing Hazardous Materials shall be entirely the responsibility of Lessor and no costs or expenses incurred in connection therewith shall be Rent or otherwise reimbursable by Lessee.

            B. LESSEE'S COMPLIANCE: In the event of any release by Lessee, or Lessee's employees, officers, directors or agents, on or into the Premises or into the soil or groundwater under the Premises. of any Hazardous Materials during the term, Lessee agrees to comply, at its sole cost and expense, with all laws, regulations, ordinances and orders of any federal, state or local agency relating to the monitoring or remediation of such Hazardous Materials.

            C. LESSEE LIABILITY FOR HAZARDOUS MATERIALS: Lessee shall be liable to Lessor for any and all damages caused by Lessee's breach of the foregoing covenants. Except as provided in Subsection 7.G, below, Lessor shall not be liable for any claims, damages or losses due to the effects of Hazardous Materials on the Premises. This provision shall survive the expiration or earlier termination of the Lease.

            D. NOTIFICATION OF COMMUNICATIONS: Lessor and Lessee each agree promptly to notify the other party of, and provide copies of, any communication received from any governmental entity concerning Hazardous Materials or the violation or alleged violation of Hazardous Materials Laws that relate to the Premises.

            E. TESTING: If Lessor requires testing to ascertain whether there has been any violation of Hazardous Materials Laws on the Premises, then, upon prior written Notice to Lessee, Lessor may require any such testing that is then customarily used for that purpose. Such testing shall be performed at Lessor's expense if Lessee is not in violation of any Hazardous Materials Laws or in breach of this Section 5 of this Addendum.

            F.    LESSEE INDEMNIFICATION OF LESSOR FOR HAZARDOUS MATERIALS:
Except as provided in Subsection 7.G, below, Lessee shall forever indemnify, defend, hold and save Lessor free and harmless of, from and against any and all liabilities, remediation costs, investigation costs, claims, damages, injuries, losses, costs, fines, judgments, causes of action and expenses whatsoever incurred in connection with or arising in any way out of the release, treatment, storage, use or disposal of Hazardous Materials on the Premises (except Pre-existing Hazardous Materials) by Lessee or Lessee's employees, officers, directors and agents, except those arising solely by reason of the active negligence or willful misconduct of Lessor, its agents or employees.

            G.    LESSOR'S INDEMNIFICATION OF LESSEE FOR PRE-EXISTING HAZARDOUS
MATERIALS: Except as provided in Subsection 7.F, above, Lessor shall forever indemnify, defend, and hold Lessee harmless from and against any and all liabilities, remediation costs, investigation costs, claims, damages, injuries, losses, costs, fines, judgments, causes of action and expenses whatsoever incurred in connection with or arising in any way out of the release, treatment, storage, use or disposal of Pre-existing Hazardous Materials by Lessor, its agents, employees, invitees or contractors. Except as specifically set forth herein, Lessor does not indemnify Lessee in connection with Hazardous Materials on or about the Premises or off-site.


                                    PAGE 4.

            H. NO RELEASE OF THIRD PARTIES: Nothing contained herein shall be deemed to expand, limit, or otherwise modify or affect Lessee's or Lessor's right to pursue any other person or entity for any claim or for any cause that Lessee may have against any other person or entity, or under Hazardous Materials Laws.

6. INDEMNITY: As a material part of the consideration to be rendered to Lessor, Lessee hereby waives all claims against Lessor for damages to foods, wares and merchandise, and all other personal property in, upon or about said Premises and for injuries to persons in or about said Premises, from any cause arising at any time and to the fullest extent permitted by law. Provided Lessee is timely notified of same, Lessee shall indemnify, protect, defend and hold Lessor and Lessor's agents, partners and lenders, if any, exempt and harmless from and against any and all claims, loss of rents and/or damages, liens, judgments, penalties, attorneys' and consultants' fees, expenses and/or liabilities or injury to any person, or to the goods, waters and merchandise and all other personal property of any person, arising from, involving or in connection with the use and/or occupancy of the Premises, Building, and/or Project by Lessee, its employees, contractors, agents and invitees, except to the extent the same are caused by the gross negligence or intentional misconduct of Lessor or Lessor's agents, employees or contractors, or Lessor's breach of this Lease. If any action or proceeding is brought against Lessor by reason of any of the foregoing matters, Lessee shall upon notice defend the same at Lessee's sole cost and expense by counsel reasonably satisfactory to Lessor, and Lessor shall cooperate with Lessee in such defense. Lessor need not have first paid any such claim in order to be so defended or indemnified.

7.    OPTION TO EXTEND THE LEASE TERM:

      A. GRANT AND EXERCISE OF OPTION: Lessor grants to Lessee, upon and subject to the terms and conditions set forth in this paragraph, one (1) option (the "Option") to extend the Lease Term for an additional term (the "Option Term"). The Option Term shall be for a period of three (3) years. Said Option shall be exercised, if at all, by written notice to Lessor no earlier than the date that is twelve (12) months prior to the Expiration Date but no later than the date that is seven (7) months prior to the Expiration Date. If Lessee exercises the Option, each of the terms, covenants and conditions of this Lease except this paragraph shall apply during the Option Term as though the expiration date of the Option Term was the date originally set forth herein as the expiration date of the Option Term was the date originally set forth herein as the Expiration Date, provided that the Base Monthly Rent to be paid by Lessee during the Option Term shall be the greater of (i) the Base Monthly Rent applicable to the period immediately prior to the commencement of the Option Term or (ii) the Fair Market Rental, as hereinafter defined, for the Premises for the Option Term. Anything contained herein to the contrary notwithstanding, if Lessee is in monetary or material non-monetary default under any of the terms, covenants or conditions of this Lease either at the time Lessee exercises the Option or any time thereafter prior to the commencement date of the Option Term, Lessor shall have, in addition to all of Lessor's other rights and remedies provided in this Lease, the right to terminate the Option upon notice to Lessee, in which event the expiration date of this Lease shall be and remain the Expiration Date. As used herein, the term "Fair Market Rental" for the Premises shall mean the rental and all other monetary payments, including any escalations and adjustments thereto (including, without limitation, Consumer Price Index) then being obtained for new leases of space comparable in age and quality to the Premises in the locality of the Building that Lessor could obtain during the


                                    PAGE 5.

Option Term from a third party desiring to lease the Premises for the Option Term based upon the current use and other potential uses of the Premises. Fair Market Rental shall take into account that (A) that Lessee in occupancy of the Premises and making functional use of the space in its then-existing condition, and (B) that no brokerage commission is payable. Fair Market Rental shall not include any value attributable to the Lessee Improvements in the Premises paid for by Lessee.

            B. DETERMINATION OF FAIR MARKET RENTAL: If Lessee exercises the Option, Lessor shall send to Lessee a notice setting forth Lessor's good faith determination of Fair Market Rental for the Premises for the Option Term, on or before the date that is twelve (12) months prior to the Expiration Date. If Lessee disputes Lessor's determination of the Fair Market Rental for the Option Term, Lessee shall, within thirty (30) days after the date of Lessor's notice setting forth the Fair Market Rental for the Option Term, send to Lessor a notice stating that Lessee either (i) elects to terminate its exercise of the Option, in which even the Option shall lapse and this Lease shall terminate oh the Expiration Date, or (ii) disagrees with Lessor's determination of Fair Market Rental for the Option Term and elects to resolve the disagreement as provided in Subsection 7.C, below. If Lessee does not send to Lessor a notice as provided in the previous sentence, Lessor's determination of the Fair Market Rental shall be the basis for determining the Base Monthly Rent to be paid by Lessee hereunder during the Option Term. If Lessee elects to resolve the disagreement as provided in Subsection 7.C, below, and such procedures shall not have been concluded prior to the commencement date of the Option Term, Lessee shall pay as Base Monthly Rent to Lessor the Fair Market Rental as determined by Lessor in the manner provided above. If the amount of Fair Market Rental as finally determined pursuant to Subsection 7.C, below, is greater than Lessor's determination, Lessee shall pay to Lessor the difference between the amount paid by Lessee and the Fair Market Rental as so determined in Subsection 7.C, below, within thirty (30) days after the determination. If the Fair Market Rental as finally determined in Subsection 7.C, below, is less than Lessor's determination, the difference between the amount paid by Lessee and the Fair Market Rental as so determined in Subsection 7.C, below, shall be credited against the next installments of rent due from Lessee to Lessor hereunder.

            C. RESOLUTION OF A DISAGREEMENT OVER THE FAIR MARKET RENTAL: Any disagreement regarding the Fair Market Rental shall be resolved as follows:

                     (i) Within thirty (30) days after Lessee's response to Lessor's notice to Lessee of the Fair Market Rental, Lessor and Lessee shall meet no less than two (2) times, at mutually agreeable time and place, to attempt to resolve any such disagreement.

                     (ii) If within the thirty (30) day period referred to Subsection 7.C.(i), above, Lessor and Lessee cannot reach agreement as to the Fair Market Rental, they shall each select one appraiser to determine the Fair Market Rental. Each such appraiser shall arrive at a determination of the Fair Market Rental and submit their conclusions to Lessor and Lessee within thirty
(30) days after the expiration of the thirty (30) day consultation period described Subsection 7.C.(i), above.

                     (iii) If only one appraisal is submitted within the requisite time period, it shall be deemed to be the Fair Market Rental. If both appraisals are submitted within such time


                                    PAGE 6.

period, and if the two appraisals so submitted differ by less than ten percent (10%) of the higher of the two, the average of the two shall be the Fair Market Rental. If the two appraisals differ by more than ten percent (10%) of the higher of the two, then the two appraisers shall immediately select a third appraiser who shall within thirty (30) days after his or her selection make a determination of the Fair Market Rental and submit such determination to Lessor and Lessee. This third appraisal will then be averaged with the closer of the two previous appraisals and the result shall be the Fair Market Rental.

                     (iv) All appraisers specified pursuant to this paragraph shall be members of the American Institute of Real Estate Appraisers with not less than ten (10) years experience appraising office and industrial properties in the Santa Clara Valley. Each party shall pay the cost of the appraiser selected by such party and one-half of the cost of the third appraiser.

      8. SERVICE CONTRACT: In addition to Section 7.1 of the Lease, Lessee shall also be responsible, at its sole cost and expense, for the preventative maintenance of the membrane of the roof, which responsibility shall be deemed properly discharged if (a) Lessee contracts with a licensed roof contractor who is reasonably satisfactory to both Lessee and Lessor, at Lessor's sole cost, to inspect the roof membrane at least every six (6) months, with the first inspection due the sixty (6th) month after the Commencement Date, and (b) Lessee performs, at Lessee's sole cost, all preventive maintenance recommendations made by such contractor with in a reasonable time after such recommendations are made. Such preventive maintenance might include acts such as clearing storm gutters and drains, removing debris from the roof membrane, trimming trees overhanging the roof membrane, applying coating materials to seal roof penetrations, repairing blisters, and other routine measures. Lessee shall provide to Lessor a copy of such preventive maintenance contract and paid invoices for the recommended work. Lessee agrees, at its expense, to water, preventive maintenance contract and paid invoices for the recommended work. Lessee agrees, at its expense, to water, maintain and replace, when necessary, any shrubbery and landscaping.

ACKNOWLEDGED AND APPROVED:                ACKNOWLEDGED AND APPROVED:

By Lessor:                                By Lessee:

Clint S. Carter and Esther                IntraBiotics Pharmaceuticals,
Carter Family Trust                       Inc., a Delaware corporation

By:  /s/ Clint S. Cartier                 By:  /s/ Kenneth J. Kelley
   -----------------------------------       -----------------------------------

Name:                                     Name:
Printed:  Clint S. Cartier                Printed:  Kenneth J. Kelley
        ------------------------------            ------------------------------

                                          By:  /s/ Janet I. Swearson
                                             -----------------------------------

                                          Name:
                                          Printed:  Janet I. Swearson
                                                  ------------------------------



                                    PAGE 7.

                                    EXHIBIT B
                         INTERIOR IMPROVEMENT AGREEMENT

      THIS IMPROVEMENT AGREEMENT is made part of that Lease dated March 26, 1998, (the "Lease") by and between Clint S. Carter and Esther Carter Family Trust, ("Lessor"), and IntraBiotics Pharmaceuticals, Inc. ("Lessee"). Lessor and Lessee

      agree that the following terms are part of the Lease:

1. PURPOSE OF IMPROVEMENT AGREEMENT: The purpose of this Improvement Agreement is to set forth the rights and obligations of Lessor and Lessee with respect to the construction of Interior Improvements within the Premises.

2. DEFINITIONS: As used in this Interior Improvement Agreement, the following terms shall have the following meanings, and terms which are not defined below, but which are defined in the Lease and which are used in its Interior Improvement Agreement, shall have the meanings ascribed to them by the Lease:

      A. APPROVED SPECIFICATIONS: The term "Approved Specifications" shall mean those specifications for the Interior Improvements to be constructed by Lessor which are described by Exhibit "D" to the Lease.

      B. INTERIOR IMPROVEMENTS: The term "Interior Improvements" shall mean all interior improvements to be constructed by Lessor in accordance with the Approved Specifications (e.g., HVAC equipment and distribution, transformer and power distribution, partitions, floor, wall, and window covering, lighting fixtures).

      C. INTERIOR IMPROVEMENT COSTS: The term "Interior Improvement Costs" shall mean the following: (i) the total amount due pursuant to the general construction contract entered into by Lessor to construct the Interior Improvements, including costs for any and all building code compliance; (ii) the cost of all governmental approvals required as a condition to the construction of the Interior Improvements (including all construction taxes imposed by the City of Mountain View ) in connection with issuance of a building permit for the Interior Improvements; (iii) all utility connection or use fees; (iv) fees or architects or engineers for services rendered in connection with the design and construction of the Interior Improvements; and (v) the cost of payment and performance bonds obtained by Lessor or Prime Contractor or assure completion of the Interior Improvement.

      D. SUBSTANTIAL COMPLETION AND SUBSTANTIALLY COMPLETE: The terms "Substantial Completion" and "Substantially Complete" shall each mean the date when all of the following have occurred with respect to Interior Improvements in question: (i) the construction of the Interior Improvements in question has been substantially completed in accordance with the requirements of this Lease; (ii) the architect responsible for preparing the plans shall have executed a certificate or statement representing that the Interior Improvements in question have been substantially completed in accordance with the plans and specifications therefor;, and (iii) the Building Department of the City of Mountain View has completed its final


                                    PAGE 1.

            inspection of such Improvements and has "signed off" the building inspection. card approving such work as complete.

3. SCHEDULE OF PERFORMANCE: Set forth in this paragraph is a schedule of certain critical dates relating to Lessor's and Lessee's respective obligations regarding the construction of the Interior Improvements (the "Schedule of Performance"). Lessor and Lessee shall each be obligated to use reasonable efforts to perform their respective obligations within the time periods set forth in the Schedule of Performance and elsewhere in this Interior Improvement Agreement. The Schedule of Performance is as follows:

--------------------------------------------------------------------------------------------------
           ACTION ITEMS                       DUE DATE                      RESPONSIBLE PARTY
--------------------------------------------------------------------------------------------------
A.   Delivery to Lessor of                                               Lessee
     Lessee's Interior
     Requirements
--------------------------------------------------------------------------------------------------
B.   Delivery to Lessee of                                               Lessor
     Preliminary Interior
     Improvement Plans
--------------------------------------------------------------------------------------------------
C.   Approval by Lessee of            Within two (2) business days       Lessee
     Preliminary Interior Plans       after Lessee receives
                                      Preliminary Interior Plans.
--------------------------------------------------------------------------------------------------
D.   Delivery to Lessee of final      Within three (3) weeks after       Lessor
     Interior Plans                   approval of the Preliminary
                                      Interior Plans
--------------------------------------------------------------------------------------------------
E.   Approval by Lessee of            Within two (2) business days       Lessee
     Final Interior Plans             after Lessee receives Final
                                      Interior Plans
--------------------------------------------------------------------------------------------------
F.   Commencement of                  Within five (5) days after         Lessor
     construction of Interior         issuance of all necessary
     Improvement                      governmental approvals
--------------------------------------------------------------------------------------------------
G.   Substantial Completion of        Within six (6) weeks after         Lessor
     Interior Improvements            issuance of building permit
                                      for the Interior Improvements
--------------------------------------------------------------------------------------------------

      A. Lessee shall either approve such plans or notify Lessor in writing of its specific objections to the Preliminary Interior Plans. If Lessee so objects, Lessor shall revise the Preliminary Interior Plans to address such objections in a manner consistent with the parameters for the Interior Improvements set forth in its Improvement Agreement and the Approved Specifications and shall resubmit such revised preliminary Interior Plans as soon as reasonably practicable to Lessee for its approval. When such revised Preliminary Interior Plans are resubmitted to Lessee, it shall either approve such plans or notify Lessor of any further objections in writing within two (2) business days after receipt thereof. If Lessee has further objections to the revised preliminary Interior Plans, the parties shall meet and confer to develop Preliminary Interior Plans that are acceptable to both Lessor and Lessee within five (5) business days after Lessee has notified Lessor of its second set of objections. In the event Lessee and Lessor d9 not


                                    PAGE 2.

            resolve all of Lessee's objections within such five (5) business day period, Lessor and Lessee shall immediately cause Lessor's architect to meet and confer with Lessee's architect or construction consultant, who shall apply the standards set forth in this Improvement Agreement to resolve Lessee's objections and' incorporate such resolution into the Preliminary Interior Plans, which process Lessor and Lessee shall cause to be completed within five (5) business days after the conclusion of the five (5) business day period referred to in the immediately preceding sentence.

      B. DEVELOPMENT AND APPROVAL OF FINAL INTERIOR PLANS: Once the Preliminary Interior Plans have been approved by Lessor and Lessee (including all changes made to resolve Lessee's objections approved by Lessor's architect and Lessee's architect or construction consultant pursuant to subparagraph 4A), Lessor shall complete and submit to Lessee for its approval final working drawings for the Interior Improvements by the due date specified in the Schedule of Performance. Lessee shall approve the final plans for the Interior Improvements or notify Lessor in writing of its specific objections by the due date specified in the Schedule of Performance. If Lessee so objects, the parties shall confer and reach agreement upon final working drawings for the Interior Improvements within five (5) business days after Lessee has notified Lessor of its objections. In the event Lessee and Lessor do not resolve all of Lessee's objections within such five (5) business day period, Lessor and Lessee shall immediately cause Lessor's architect to meet and confer with Lessee's architect or construction consultant, who shall apply the standards set forth in the Improvement Agreement to resolve Lessee's objections and incorporate such resolution into the Final Interior Plans, which process Lessor and Lessee shall cause to be completed within five (5) business days after the conclusion of the five (5) business day period referred to in the immediately preceding sentence. The final working drawings so approved by Lessor and Lessee (including all changes made to resolve Lessee's objections approved by Lessor's architect and Lessee's architect or construction consultant) are referred to herein as the "Final Interior Plans".

      C. BUILDING PERMIT: As soon as the Final Interior Plans have been approved by "Lessor and Lessee, Lessor shall apply for a building permit for the Interior Improvements, and shall diligently prosecute to completion such approval process.

      D. CONSTRUCTION CONTRACT: Lessor and Lessee shall cooperate to cause the Interior Improvements to be constructed by a general contractor who is engaged by Lessor in accordance with the procedures et forth in subparagraph 4D (1) hereof.

            1) The job constructing the Interior Improvements shall be offered for "competitive bid", on a fixed price basis, to two
                  (2) general contractors selected by Lessor and approved by Tenant. The construction contact shall be awarded to the bidder submitting the lowest bid for the job. Lessor shall submit to Lessee a list of general contractors acceptable to Lessor to whom the job may be bid, and Lessee shall notify Lessor within three (3)


                                    PAGE 3.

                  business days after receipt of such list of its objection to any proposed contractor. Lessee's failure to object within such period of time shall be deemed to be its approval of all bidders on the list so submitted by Lessor. If the lowest bid resulting from such competitive bidding process indicates that the Interior Improvement Costs will exceed Two Hundred Seventy Thousand Dollars and 00/100tbs ($270,000.00), Lessor shall promptly notify Lessee, in writing, to that effect, and Lessee shall have the right to propose modifications to the Final Interior Plans within five (5) business days after Lessee's receipt of Lessor's notice, subject to Lessors approval of such changes, for the purpose of reducing the Interior Improvement costs. Such revision of the final Interior Plans shall be completed as expeditiously as possible; provided, however, that the job shall nonetheless be awarded to the low bidder whose price shall be adjusted based' upon the changes requested by Lessee and approved by Lessor made to the Final Interior Plans.

            2) Lessor and Lessee shall use their best efforts to approve the general contractor and all subcontractors so that the construction contract may be executed as soon as possible.

      E. COMMENCEMENT OF INTERIOR IMPROVEMENTS: On or before the due date specified in the Schedule of Performance, Lessor shall commence construction for the Inter/or Improvements and shall diligently prosecute such construction to completion, using all reasonable efforts to achieve Substantial Completion of the Interior Improvements by the due date specified in the Schedule of Performance.

4. PAYMENT OF INTERIOR IMPROVEMENT COSTS: Lessor and Lessee shall have the following obligations with respect to the payment of Interior Improvement
      Costs:

      A. Lessor shall be obligated to pay an amount equal to the Lessee Improvement Allowance as provided for in Paragraph 50 of the First Addendum to Lease for the Payment of Interior Improvement Costs. If the total of Interior Improvement Costs exceeds the amount of Lessor's required contribution, Lessee shall be obligated to pay the entire amount of such excess. If Lessee becomes obligated to contribute toward paying Interior Improvement Costs pursuant to this subparagraph 5A, then Lessor shall estimate the amount of such excess prior to commencing construction of the Interior Improvements and Lessee shall pay to Lessor, or at Lessor's option to the general contractor, a proportionate share of each progress payment due to the general contractor which bears the same relationship to the total amount of the progress payment in question as the amount Lessee is obligated to contribute to the payment of Interior Improvement Costs bears to the total estimated Interior Improvement Costs. Lessee shall pay Lessee's share of any progress payment to Lessor within five (5) business days after receipt of a statement therefor from Lessor. At the time the final accounting is rendered by Lessor pursuant to subparagraph 5C hereof, there shall be an adjustment between Lessor and Lessee such that each shall only be required to contribute to the payment of Interior Improvement Costs in accordance with the obligations set


                                    PAGE 4.

            forth in this subparagraph 5A, which adjustment shall be made within five (5) days after Lessor notifies Lessee of the required adjustment. If Lessee is required to make a payment to Lessor, Lessee shall make such payment even if Lessee elects to audit the statement submitted by Lessor pursuant to subparagraph 5C. In the event Lessee's audit discloses that an overpayment or underpayment was made by Lessee, there shall be an adjustment between Lessor and Lessee as soon as reasonably practicable such that each shall only be required to contribute to the payment of costs in accordance with the obligations set forth in this subparagraph 5A.

      B. If Lessee falls to pay any amount when due pursuant to this paragraph 5, then (i) Lessor may (but without the obligation to do so) advance such funds on Lessee's behalf, and Lessee .shall be obligated to reimburse Lessor for the amount of funds so advanced on its behalf, and (ii) Lessee shall be liable for the payment of a late charge and interest in the same manner as if Lessee had failed to pay Base Monthly Rent when due as described in paragraph 3.4 of the Lease. Any amounts paid to Lessor by Lessee pursuant to this subparagraph shall be held by Lessor as Lessee's agent, for disbursal to the general contractor in payment for work costing in excess of Lessor's required contribution.

      C. When the Interior Improvements are Substantially Completed, Lessor shall submit to Lessee a final and detailed accounting of all Interior Improvement Costs paid by Lessor, certified as true and correct by Lessor's financial officers. Lessee shall have the right to audit the books, records, and supporting documents of Lessor to the extent necessary to determine the accuracy of such accounting during normal business hours after giving Lessor at least two (2) days prior written notice. Lessee shall bear the cost of such audit, unless such audit discloses that Lessor has overstated the total of such costs by more than two percent .(2%) of the actual amount of such costs, in which event Lessor shall pay the cost of Lessee's audit. Any such audit must be conducted, if at all, within ninety
            (90) days after Lessor delivers such accounting to Lessee.

5. CHARGES TO APPROVED PLANS: Once the Final Interior Plans have been approved by Lessor and Lessee, neither shall have the right to order extra work or change orders with respect to the construction of the Interior Improvements without the prior written consent of the other. All extra work or change orders requested by either Lessor or Lessee shall he made in writing, shall specify any added or reduced cost and/or construction time resulting therefrom, and shall become effective and a part of the Final Interior Plans once approved in writing by both parties. If a change order requested by Lessee results in an increase in the cost of constructing the Interior Improvements, Lessee shall pay the amount of such increase caused by the change order requested by Lessee at the time the change order is approved by both Lessor and Lessee if and to the extent such change order causes the Interior Improvement Costs to exceed Lessor's required contribution thereto described in subparagraph SA.

6. DELIVERY OF PUNCH LIST: As soon as the Interior Improvements are Substantially Completed, Lessor and Lessee shall together walk through the Premises and inspect all


                                    PAGE 5.

      Interior Improvements so completed, using reasonable efforts to discover all uncompleted or defective construction in the Interior Improvements. After such inspection has been completed, each party shall sign a Punch List, which shall include a list of all "punch list" items which the parties agree are to be corrected by Lessor. Lessor shall use reasonable efforts to complete and/or repair such "punch list" items within thirty
      (30) days after executing the punch list. Lessee's taking possession of any part of the Premises shall be deemed to be an acceptance by Lessee of Lessor's work improvement in such part as complete and in accordance with the terms of the Lease except for the punch list items noted and latent defects that could not reasonably have been discovered by Lessee during its inspection of the Interior Improvements prior to completion of the punch list. Notwithstanding anything contained herein, Lessee's obligation to pay the Base Monthly Rent and Additional Rent shall commence as provided in the Lease, regardless of whether Lessee completes such inspection or executes such punch list.

7. STANDARD OF CONSTRUCTION AND WARRANTY: Lessor hereby warrants that the Interior Improvements shall be constructed substantially in accordance with the Final Interior Plans (as modified by .change orders approved by Lessor and Lessee), All Private Restrictions and all Laws, in a good and workmanlike manner, and all materials and equipment furnished shall conform to such final plans and shall be new and otherwise of good quality. The foregoing warranty shall be subject to, and limited by the following:

      A. Once Lessor is notified in writing of any breach of the above-described warranty, Lessor shall promptly commence the cure of such breach and complete such cure with diligence at Lessor's sole cost and expense.

      B. Lessor's liability pursuant to such warranty shall be limited to the cost of' correcting the defect or other matter in question. In no event shall Lessor be liable to Lessee for any damages or liability incurred by Lessee as a result of such defect or other matter including without limitation damages resulting form any loss of business by Lessee or other consequential damages.

      C. Notwithstanding anything contained herein, Lessor shall not be liable for any defect in design, construction, or equipment furnished which is discovered and of which Lessor receives written notice from Lessee after the first (1.st) anniversary of the recordation of a notice of completion for the work of improvement affected by the defect.

      D. With respect to defects for which Lessor is not responsible pursuant to subparagraph 8C, Lessee shall have the benefit of any construction or equipment warranties existing in favor of Lessor that would assist Lessee in correcting such defect and in discharging its obligations regarding the repair and maintenance of the Premises. Upon request by Lessee, Lessor shall inform Lessee of all written construction and equipment warranties existing in favor of Lessor which affect the Interior Improvements. Lessor shall cooperate with Lessee in enforcing such warranties and in bringing any suit that may be necessary to enforce liability with regard to any defect for which Lessor is not responsible pursuant to this paragraph so long as Lessee pays all costs reasonably incurred by Lessor in so acting.


                                    PAGE 6.

      E. Lessor makes no other express or implied warranty with respect to the design, construction or operation of the Interior Improvement except as set forth in this paragraph.

8. EFFECT OF AGREEMENT: In the event of any inconsistency between this Improvement Agreement and the Lease, the terms of this Improvement Agreement shall prevail.

LESSOR:                                    LESSEE:

Clint S. Carter and Esther Carter          IntraBiotics Pharmaceuticals, Inc.
Family Trust                               A Delaware corporation

By:  /s/ Clint S. Cartier                  By:  /s/ Kenneth J. Kelley
   -----------------------------------        ----------------------------------

By:  /s/ Esther Cartier                    Title:  President and CEO
   -----------------------------------           -------------------------------

Date:  July 31, 1998                       Date:  July 29, 1998
     ---------------------------------          --------------------------------

                                           By:
                                              ----------------------------------

                                           Title:
                                                 -------------------------------

                                           Date:
                                                --------------------------------



                                    PAGE 7.

                                    EXHIBIT C
                  LESSOR'S REMEDIES IN EVENT OF LESSEE DEFAULT
                              (STATE OF CALIFORNIA)

      (a) TERMINATION. In the event of any Default by Lessee, then in addition to any other remedies available to Lessor at law or in equity and under this Lease, Lessor shall have the immediate option to terminate this Lease and all fights of Lessee hereunder by giving written notice of such intention to terminate. In the event that Lessor shall elect to so terminate this Lease then Lessor may recover from Lessee:

            (1) the worth at the time of award of any unpaid Rent and any other sums due and payable which have been earned at the time of such termination; plus

            (2) the worth at the time of award of the amount by which the unpaid Rent and any other sums due and payable which would have been earned after termination until the time of award exceeds the amount of such rental loss Lessee proves could have been reasonably avoided; plus

            (3) the worth at the time of award of the amount by which the unpaid Rent and any other sums due and payable for the balance of the term of this Lease after the time of award exceeds the amount of such rental loss that Lessee proves could be reasonably avoided; plus

            (4) any other amount necessary to compensate Lessor for all the detriment proximately caused by Lessee's failure to perform its obligations under this Lease or which in the ordinary course would be likely to result therefrom, including, without limitation, any costs or expenses incurred by Lessor (i) in retaking possession of the Premises; (ii) in maintaining, repairing, preserving, restoring, replacing, cleaning, altering or rehabilitating the Premises or any portion thereof, including such acts for reletting to a new lessee or lessees; (iii) for leasing commissions; or (iv) for any other costs necessary or appropriate to relet the Premises; plus

            (5) such reasonable attorneys' fees incurred by Lessor as a result of a Default, and costs in the event suit is filed by Lessor to enforce such remedy; and plus

            (6) at Lessor's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable law.

      As used in subparagraphs (1) and (2) above, the "worth at the time of award" is computed by allowing interest at an annual rate equal to twelve percent (12%) per annum or the maximum rate permitted by law, whichever is less. As used in subparagraph (3) above, the "worth at the time of award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award, plus one percent (1%). Lessee waives redemption or relief from forfeiture under California Code of Civil Procedure Sections 1174 and 1179, or under any other present or future law, in the event Lessee is evicted or Lessor takes possession of the Premises by reason of any Default of Lessee hereunder.

      (b) CONTINUATION OF LEASE. In the event of any Default by Lessee, then in addition to any other remedies available to Lessor at law or in equity and under this Lease, Lessor shall have


                                    PAGE 1.

the remedy described in California Civil Code Section 1951.4 (Lessor may continue this Lease in effect after Lessee's Default and abandonment and recover Rent as it becomes due, provided Lessee has the right to sublet or assign, subject only to reasonable limitations).

      (c) RE-ENTRY. In the event of any Default by Lessee, Lessor shall also have the right, with or without terminating this Lease, in compliance with applicable law, to re-enter the Premises and remove all persons and property from the Premises; such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Lessee.

      (d) RELETTING. In the event of the abandonment of the Premises by Lessee or in the event that Lessor shall elect to re-enter or shall take possession of the Premises pursuant to legal proceeding or pursuant to any notice provided by law, then if Lessor does not elect to terminate this Lease as provided in Paragraph a, Lessor may from time to time, without terminating this Lease, relet the Premises or any port thereof for such term or terms and at such rental or rentals and upon such other terms and conditions as Lessor in its sole discretion may deem advisable with the fight to make alterations and repairs to the Premises. In the event that Lessor shall elect to so relet, then rentals received by Lessor from such reletting shall be applied in the following order:
(1) to reasonable attorneys' fees incurred by Lessor as a result of a Default and costs in the event suit is filed by Lessor to enforce such remedies; (2) to the payment of any indebtedness other than Rent due hereunder from Lessee to Lessor; (3) to the payment of any costs of such reletting; (4) to the payment of the costs of any alterations and repairs to the Premises; (5) to the payment of Rent due and unpaid hereunder; and (6) the residue, if any, shall be held by Lessor and applied in payment of future Rent and other sums payable by Lessee hereunder as the same may become due and payable hereunder. Should that portion of such rentals received from such reletting during any month, which is applied to the payment of Rent hereunder, be less than the Rent payable during the month by Lessee hereunder, then Lessee shall pay such deficiency to Lessor. Such deficiency shall be calculated and paid monthly. Lessee shall also pay to Lessor, as soon as ascertained, any costs and expenses incurred by Lessor in such reletting or in making, such alterations and repairs not covered by the rentals received from such reletting.

      (e) Termination. No re-entry or taking of possession of the Premises by LESSOR pursuant to this Addendum shall be construed as an election to terminate this Lease unless a written notice of such intention is given to Lessee or unless the termination thereof is decreed by a court of competent jurisdiction. Notwithstanding any reletting without termination by Lessor because of any Default by Lessee, Lessor may at any time after such reletting elect to terminate this Lease for any such Default.

      (f) Cumulative Remedies. The remedies herein provided are not exclusive and Lessor shall have any and all other remedies provided herein or by law or in equity.

      (g) No Surrender. No act or conduct of Lessor, whether consisting of the acceptance of the keys to the Premises, or otherwise, shall be deemed to be or constitute an acceptance of the surrender of the Premises by Lessee prior to the expiration of the Term, and such acceptance by Lessor of surrender by Lessee shall only flow from and must be evidenced by a written acknowledgment of acceptance of surrender signed by Lessor. The surrender of this Lease by Lessee, voluntarily or otherwise, shall not work a merger unless Lessor elects in writing that such merger take place, but shall operate as an assignment to Lessor of any and all existing


                                    PAGE 2.

subleases, or Lessor may, at its option, elect in writing to treat such surrender as a merger terminating Lessee's estate under this Lease, and thereupon Lessor may terminate any or all such subleases by notifying the sublessee of its election so to do within five (5) days after such surrender.

      (h) NOTICE PROVISIONS. Lessee agrees that any notice given by Lessor pursuant to Paragraph 13.1 of the Lease shall satisfy the requirements for notice under California Code of Civil Procedure Section 1161, and Lessor shall not be required to give any additional notice in order to be entitled to commence an unlawful detainer proceeding.

Lessee Initials                                      Lessor Initials

----------------                                     ----------------








                                    PAGE 3.

                                    EXHIBIT D

                         FINAL PLANS AND SPECIFICATIONS

                                (TO BE ATTACHED)









                                    PAGE 4.

                               FIRST AMENDMENT TO
               STANDARD INDUSTRIAL/COMMERCIAL SINGLE TENANT LEASE
                              Dated August 3, 1998
           Clint S. Carter and Esther Carter Family Trust/IntraBiotics
                              Pharmaceuticals, Inc.


         THIS FIRST AMENDMENT to Standard Industrial/Commercial Single Tenant Lease is made effective as of August 2, 1998 to amend that certain Standard Industrial/Commercial Single Tenant Lease dated for reference purposes only July___, 1998 between Clint S. Carter and Esther Carter Family Trust, as Lessor, and IntraBiotics Pharmaceuticals, Inc., as Lessee (the "Lease") as follows:

         1. The reference to an Exhibit E in Paragraph 1.7 is hereby deleted. The Lease will have no Exhibit E.

         2. Paragraph 5 is hereby renumbered and designated as "5.1 SECURITY DEPOSIT" and the following is added as Paragraph 5.2:

                  "5.2 LETTER OF CREDIT.The non-cash portion of the Security Deposit shall consist of an irrevocable standby letter of credit (the "Letter of Credit") in the face amount specified in Paragraph 1.7 above. Lessee shall obtain and maintain the Letter of Credit throughout the term of this Lease and any extension thereof, subject to the terms of this Paragraph 5.2. The Letter of Credit shall be issued by a major commercial bank reasonably acceptable to Landlord, with a San Francisco branch servicing as a service and claim point for the Letter of Credit; have a term of no less than one (1) year and be automatically renewable for an additional one (1) year period unless notice of non-renewal is given by the issuer to Landlord not later than sixty (60) days prior to the expiration thereof; provide for payment to Landlord upon the issuer's receipt of a sight draft from Landlord together with Landlord's certificate certifying that the requested sum is due and payable from Tenant and Landlord is entitled to draw on the Letter of Credit in accordance with this Paragraph 5, and with no other conditions; and otherwise be in form and content reasonably satisfactory to Landlord. If Landlord draws on the Letter of Credit pursuant to the terms hereof, Tenant shall immediately replenish the Letter of Credit or provide Landlord with an additional letter of credit conforming to the requirements of this Paragraph so that the amount available to Landlord from the Letter of Credit(s) provided hereunder is the amount specified herein. Tenant's failure to deliver any replacement, additional or extension of the Letter of Credit, or evidence of renewal of the Letter of Credit, within the time specified herein shall constitute a Default under this Lease and shall entitle Landlord to draw the full amount of the Letter of Credit then in effect. The provisions of Paragraph 31 (Attorneys Fees) shall apply to any action by Landlord to enforce or exercise its rights under this Paragraph 5."

         3. Except as so amended, the Lease shall remain unmodified and in full force and effect.


                                       1.

                  In witness whereof the parties have executed this First Amendment to be effective as of the date written above.


     Dated: August 3, 1998                   Dated: August 3, 1998
          -----------------------------           -----------------------------
     LESSOR                                  LESSEE

     Clint S. Carter and Esther Carter       IntraBiotics Pharmaceuticals, Inc.
     Family Trust

     By    /s/Clint S. Carter                By    /s/Kenneth J. Kelley
       ----------------------------------      ---------------------------------
     Title Trustee                           Title President & CEO
          -------------------------------         ------------------------------
     By    /s/Esther Carter                  By    /s/Peter Garcia
       ----------------------------------      ---------------------------------
     Title                                   Title Vice President & CFO
          -------------------------------         ------------------------------


                                      2.